                         GOLF-TECHNOLOGY HOLDING, INC.
                    13000 Sawgrass Village Circle, Suite 30
                          Ponte Vedra Beach, FL  32082
                           -------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               December 16, 1997
                           -------------------------

To Our Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Golf-Technology Holding, Inc. (the "Company") to all of the shareholders of the Company. The Annual Meeting will be held at The Marriott at Sawgrass, 100 TPC Boulevard, Ponte Vedra Beach, Florida on Tuesday, December 16, 1997 at 2:00 p.m. for the following purposes:

     (1) To elect the list of nominees for election as Directors of the Company;

     (2)  To approve the Company's reincorporation from Idaho to Delaware;

     (3) To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to "Snake Eyes Golf Clubs, Inc.";

     (4) To approve an amendment to the Company's Certificate of Incorporation to change the automatic conversion date for the Series B Preferred Stock;

     (5) To approve the adoption of the Company's 1997 Stock Option and Long-Term Incentive Plan;

     (6) To ratify the appointment of the accounting firm of KPMG Peat Marwick LLP as the Company's independent accountants; and

     (7) To consider and act upon such other business as may properly come before this meeting or any adjournment thereof.

     The enclosed Proxy Statement includes information relating to these proposals.

     All shareholders of record of the Company's common stock and Series A preferred stock at the close of business on November 10, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At least a majority of the outstanding shares of common stock and the Series A preferred stock of the Company is required for a quorum. Holders of the Company's Series B preferred stock at the close of business on November 10, 1997 are entitled to vote as a separate class on Proposal No. 4. The holders of the Company's Series B preferred stock are not entitled to vote on any other above proposal.

                                    By Order of the Board of Directors

                                    /s/ Harold E. Hutchins
                                    Harold E. Hutchins
                                    Secretary
November 13, 1997
Ponte Vedra Beach, Florida

     THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE COMPANY'S ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

                                                          Mailed to Shareholders
                                                   on or about November 13, 1997

                         GOLF-TECHNOLOGY HOLDING, INC.
                    1300 Sawgrass Village Circle, Suite 30
                       Ponte Vedra Beach, Florida  32082

                            -----------------------

                                PROXY STATEMENT

                            -----------------------


General Information

     This Proxy Statement is furnished to Shareholders of Golf-Technology Holding, Inc., an Idaho corporation (the "Company"), in connection with the solicitation by the board of directors (the "Board" or "Board of Directors") of the Company of proxies in the accompanying form for use in voting at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on December 16, 1997 at 2:00 p.m., local time, at The Marriott at Sawgrass, 100 TPC Boulevard, Ponte Vedra Beach, Florida, and any adjournment or postponement thereof.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of Harold E. Hutchins, the Company's Secretary) a written notice of revocation or a properly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Solicitation and Voting Procedures

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock, par value $.001 per share (the "Common Stock"), beneficial owners of the Company's Series A Preferred Stock, par value $.001 per share (the "Series A Preferred Stock")/1/, and beneficial owners of the Company's Series B Preferred Stock, par value $.001 per share (the "Series B Preferred Stock") The Company may use the services of The Herman Group, Inc. in soliciting proxies and, insuch event, the Company expects to pay approximately $8,000, plus out-of-pocket expenses, for such services. The

-----------------------------
           /1/Dividends on the Series A Preferred Stock at an annual rate of 9% per annum are payable quarterly on March 31, June 30, September 30 and December 31 of each year commencing June 30, 1995, when, as and if declared by the Board of Directors, before any dividends are declared or paid on any class of Common Stock or any capital stock ranking junior to the Series A Preferred Stock. Originally, holders of the Series A Preferred Stock did not have voting rights, however, in accordance with the Certificate of Designation for the Series A Preferred Stock, due to the Company's failure to pay dividends on the Series A Preferred Stock on four dividend payment dates, holders of Series A Preferred Stock are now entitled to vote on a share-for-share basis together with the holders of Common Stock on all matters submitted to a vote of Shareholders. To date, the Company has not paid dividends on any of its capital stock and does not anticipate doing so for the foreseeable future.

Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation.

     The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock and Series A Preferred Stock of the Company, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The close of business on November 10, 1997 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock and Series A Preferred Stock (the "Shareholders") and the holders of shares of Series B Preferred Stock entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock and Series A Preferred Stock outstanding on the Record Date is entitled to one vote on all matters. Holders of the Series B Preferred Stock are entitled to vote separately as a class on Proposal No. 4. Proposal No. 4 must be approved by the affirmative vote of the majority of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote, voting together as one class, and Proposal No. 4 must be approved by the affirmative vote of the majority of the outstanding shares of Series B Preferred Stock entitled to vote, voting as a separate class. If Proposal No. 4 does not receive the affirmative vote of a majority of the outstanding shares of Series B Preferred Stock entitled to vote, even if approved by the Shareholders, Proposal No. 4 is not approved. The holders of the Series B Preferred Stock are not entitled to vote on any other proposal. As of the Record Date, there were 5,363,808 shares of Common Stock outstanding, 372,600 shares of Series A Preferred Stock outstanding, and 8,481 shares of Series B Preferred Stock outstanding.

     Shareholder votes will be tabulated by the persons appointed by the Board to act as inspectors of election for the Annual Meeting. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the Shareholder, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted for the election of each of the seven nominees for director named below and for proposals Nos. 2, 3, 4, 5 and 6.

Dissenters' Rights

     Proposal No. 2 is a proposal asking the Shareholders to approve the Company's reincorporation from Idaho to Delaware. The reincorporation will be effected through the adoption of a plan of merger whereby the Company will merge into a newly formed Delaware corporation. See Proposal No. 2 and Exhibits A, B and C. Pursuant to Section 30-1-1320 of the Idaho Business Corporation Act (and pursuant to such Section a of copy of Part 13 is annexed hereto as Annex A), in connection with such a merger, each Shareholder is entitled to dissent from, and obtain payment of the fair value of his or her shares of Common Stock or Series A Preferred Stock. A Shareholder wishing to assert his, her or its dissenters' rights must deliver to the Company before the Annual Meeting a written notice of such Shareholder's intent to demand payment for his, her or its shares of Common Stock or Series A Preferred Stock if Proposal No. 2 is approved. A Shareholder is not entitled to dissenters' rights or payment for his, her or its shares of Common Stock or Series A Preferred Stock if such Shareholder votes in favor of Proposal No.2. If Proposal No. 2 is approved, the Company will deliver within ten (10) days of the Annual Meeting a written dissenters' notice to all Shareholders who have notified the Company of their intention to exercise their dissenters' rights and have voted against Proposal No. 2. Such notice will instruct each dissenting Shareholder on how to receive payment. A Shareholder who does not demand payment pursuant to the written dissenters' notice is not entitled to receive any such payment. The Board of Directors reserves the right to abandon the reincorporation contemplated in Proposal No. 2 should the holders of more than five percent (5%) of the outstanding shares of Common Stock and Series A Preferred Stock elect to exercise his or her dissenters' rights.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     A Board of seven Directors will be elected at the Annual Meeting by the holders of Common Stock and Series A Preferred Stock, to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. However, if Proposal No. 2 is approved by the Shareholders, the Board of Directors will be classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. If Proposal No. 2 is approved, Messrs. Vadersen and Movsovitz will comprise Class I, whose terms expire at the annual meeting of shareholders in 1999, Messrs. Hutchins, Moore and Simon will comprise Class II, whose terms expire at the annual meeting of shareholders in 2000, and Messrs. Bernstein and Tewell will comprise Class III, whose terms expire at the annual meeting of shareholders in 2001. It is intended that, unless authorization to do so is withheld, the proxies will be voted "FOR" the election of the director nominees named below. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected. However, if any nominee shall become unable to stand for election as a director at the Annual Meeting, an event not now anticipated by the Board of Directors, the proxy will be voted for a substitute designated by the Board.

     The nominees are listed below with brief statements of their principal occupation and other information. All of the nominees listed below currently are directors.


Name of Nominee          Age       Position
---------------          ---       --------

Ernest R. Vadersen       53        Chairman of the Board and Treasurer

Harold E. Hutchins       43        President, Chief Executive Officer, Chief
                                   Financial Officer, Secretary and Director

Melvin Simon             71        Director

Jonathan A. Bernstein    51        Director

Kevin S. Moore           43        Director

Larry Movsovitz          59        Director

Doug Tewell              48        Director


     Ernest R. Vadersen has served as the Chairman of the Board and Treasurer of Golf-Tec, Inc. since its formation in June 1993 and of the Company since December 1994 and served as President and Chief Executive Officer from 1994 through August 1997. From August 1989 to May 1993, Mr. Vadersen was a self-employed, independent consultant to Ben Hogan Golf Company, MacGregor Golf and Yamaha International.

     Harold E. Hutchins has served as President and Chief Executive Officer of the Company since August 1997 and has served as Vice President, Chief Financial Officer and Secretary of Golf-Tec, Inc. and the Company since August 1994 and December 1994, respectively. From January 1990 to August 1994, Mr. Hutchins was Comptroller of Holmes Lumber Company, a $60 million building material supplier. Prior thereto, Mr. Hutchins was a partner in the accounting firm of Harper & Hutchins CPA, P.A.

     Melvin Simon of Indianapolis, Indiana, has been a director of the Company since November, 1996 and has been the co-chairman of the Simon DeBartolo Group, a real estate development corporation, since August, 1996 and has been a co-owner of Indiana Pacers, a professional basketball team, since 1983.

     Jonathan A. Bernstein of New York, New York, has been a director of the Company since November, 1996 and is a partner in the law firm of Pryor, Cashman, Sherman & Flynn, counsel to the Company. See "Certain Relationships and Related Transactions".

     Kevin S. Moore of New York, New York, has been a director of the Company since November, 1996. Mr. Moore has been senior vice president of the Clark Estates, Inc., a private investment management company, since 1997 and has been a vice president, chief financial officer and a director of The Clark Estates, Inc., since 1991. Mr. Moore has also been vice president and director of Ninth Floor Corp., the general partner of Clark Partners III, L.P., since March, 1992. Mr. Moore is also a director of Hiltox Corporation of America and Ducommun Inc. See "Security Ownership of Certain Beneficial Owners and Management".

     Larry Movsovitz of Jacksonville, Florida, has been a director of the Company since November, 1996 and has been the president and a member of the executive committee of Movsovitz and Sons of Florida, Inc. (Freshpoint, Inc.), a produce wholesaler, since 1972.

     Doug Tewell of Edmond, Oklahoma, has been a director of the Company since November, 1996, has been a member of the PGA Tour for more than the past five years and is a technical consultant and announcer for the Golf Channel.

Required Vote

     The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the election of each director.


     THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth information, as of November 10, 1997, with respect to the beneficial ownership of Common Stock by (a) each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding voting securities/(11)/, (b) the directors and executive officers of the Company, individually, and (c) directors and executive officers of the Company as a group.

Name and Address            Amount and Nature of       Percentage of
of Beneficial Owner/(1)/    Beneficial Ownership/(2)/  Voting Securities/(3)//(12)/
-------------------         --------------------       -----------------

Ernest R. Vadersen          1,605,000/(4)/              26.26%
13000 Sawgrass Village
Circle, Suite 30
Ponte Vedra, FL 32082

Harold E. Hutchins          347,500/(5)/                5.96%
13000 Sawgrass Village
Circle, #30
Ponte Vedra, FL 32082

Jonathan A. Bernstein       26,167/(6)/                 *
410 Park Avenue
New York, NY  10022

Kevin S. Moore              17,834/(7)/                 *
One Rockefeller Plaza,
31st Floor
New York, NY  10020

Melvin Simon                140,000/(8)/                2.55%
115 W. Washington Street
Indianapolis, IN  46204

Larry Movsovitz             317,000/(8)/                5.69%
3100 Hilton Street
Jacksonville, FL  32203

Doug Tewell                 17,500/(9)/                 *
1705 Irvine Drive
Edmond, OK  73003

Clark Partners III, L.P.    1,250,000/(10)/             18.57%
One Rockefeller Plaza,
31st Floor
New York, NY  10020

All directors and           2,467,001                   37.82%
executive officers
as a group (7 persons)

--------------

*     Less than 1% unless otherwise indicated.

/(1)/ The directors are Messrs. Bernstein, Hutchins, Moore, Movsovitz, Simon, Tewell and Vadersen, and the executive officers are Messrs. Vadersen and Hutchins.

/(2)/ Unless otherwise noted, all shares are owned directly, with sole voting and dispositive power.

/(3)/ Includes 394,600 shares of Series A Preferred Stock which became voting stock in April 1996. The amounts shown represent Common Stock and Series A Preferred Stock as a single class.

/(4)/ Includes 630,000 shares issuable upon exercise of stock options that are immediately exercisable and 10,000 shares held by Mr. Vadersen as voting trustee for the benefit of a friend, over which Mr. Vadersen has sole voting and investment power.

/(5)/ Reflects 347,500 shares issuable upon exercise of stock options that are immediately exercisable.

/(6)/ Includes 9,500 shares issuable upon exercise of stock options and warrants that are immediately exercisable.

/(7)/ Includes 9,500 shares issuable upon exercise of stock options and warrants that are immediately exercisable. Does not include securities owned by Clark Partners III, L.P. of which Mr. Moore has sole voting and investment power. See footnote 10.

/(8)/ Includes 5,000 shares issuable upon exercise of stock options that are immediately exercisable.

/(9)/ Includes 23,000 shares issuable upon exercise of stock options and warrants that are immediately exercisable and 50,000 shares of the Company's Series A Preferred Stock which is convertible on a one-for-one basis into Common Stock.

/(10)/ Reflects 2,625 shares of the Company's Series C Preferred Stock and assuming a stock price of $2.10 upon conversion would be convertible into 1,250,000 shares of Common Stock.

/(11)/ On the Company's records, (i) 783,116 shares of Common Stock, (ii) 7,369 of Series B Preferred Stock which, assuming a Common Stock price of $2.10, would be convertible into 3,509,048 shares of Common Stock, and
        (iii) 1,875 shares of Series C Preferred Stock which, assuming a Common Stock price of $2.10, would be convertible into 892,857 shares of Common Stock, are held in the name of RBB Bank Aktiengesellschaft ("RBB Bank"). RBB Bank has informed the Company that such shares of Common Stock, Series B Preferred Stock and Series C Preferred Stock are held in nominee accounts for individuals, none of whom own more than five percent (5%) of the outstanding Common Stock.

/(12)/ The Company has the discretion to accelerate the vesting of all outstanding stock options to an earlier date.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Jonathan A. Bernstein, a director of the Company, is a partner in the law firm of Pryor, Cashman, Sherman & Flynn, counsel to the Company. Mr. Bernstein owns warrants to purchase up to 4,500 shares of Common Stock in the aggregate. In addition, the Company has previously issued 25,000 shares of its Common Stock to Pryor, Cashman, Sherman & Flynn in connection with such firms representation of the Company. The Company has paid legal fees to Pryor, Cashman, Sherman & Flynn in the past and intends to utilize such legal services and pay additional legal fees to such firm in the future.

                            EXECUTIVE COMPENSATION

   The Company has five year employment agreements expiring in January 1999 with each of Messrs. Ernest R. Vadersen and Harold E. Hutchins. These agreements provide for annual salaries of $100,000 and $72,000 to Mr. Vadersen and Mr. Hutchins, respectively. These salaries are to be reviewed annually by the Board of Directors and may be increased at such times. In this regard, in February, 1997, the Board of Directors approved an increase in the annual salary of Mr. Vadersen to $140,000 per annum and an increase in the annual salary of Mr. Hutchins to $100,000 per annum, effective January 1, 1997. Under his employment agreement, Mr. Vadersen has received non-qualified stock options to purchase 691,600 shares of Common Stock at an exercise price of $1.65 per share of which 180,000 options became exercisable on May 15, 1995, 80,000 options became exercisable on January 3, 1996, 80,000 options became exercisable on January 3, 1997, and the balance will become exercisable ratably on each anniversary date thereof through January 3, 1999. Under his employment agreement, Mr. Hutchins has received non-qualified stock options to purchase 467,500 shares of Common Stock at an exercise price of $1.65 per share of which 90,000 options became exercisable on May 15, 1995, 40,000 options became exercisable on January 3, 1996, 40,000 options became exercisable on January 3, 1997 and the balance will become exercisable ratably on each anniversary date thereof through January 3, 1999. Certain of the above described options granted to Messrs. Vadersen and Hutchins were assumed by the Company's 1997 Stock Option and Long-Term Incentive Plan, and replace certain option grants under the Company's 1995 Stock Option Plan. See Proposal No. 5.

       The following table summarizes the compensation paid or accrued by the Company to the Company's executive officers for services rendered during fiscal years 1994, 1995 and 1996. The Company did not grant any restricted stock awards, stock options or stock appreciation rights or make any long-term incentive plan payout during fiscal 1996.

                          SUMMARY COMPENSATION TABLE
                          --------------------------

                                                                            Long-Term
                                                                       Compensation Awards
                                                 Annual                -------------------
Name and                                     Compensation/(1)/        Securities Underlying
Principal Position               Year      Salary        Bonus           Options/SAR's/(3)/
------------------               ----      ------        -----        ---------------------
Ernest R. Vadersen /(2)/         1996      $100,000         -                     -
Chairman of the Board            1995      $100,000         -                     -
and Treasurer                    1994      $100,000      $ 7,087              500,000

Harold E. Hutchins               1996      $ 72,000      $25,000                  -
President, Chief Executive       1995      $ 72,000         -                  12,500
Officer, Chief Financial         1994      $ 72,000      $ 3,885              250,000
Officer, and Secretary

--------------

/(1)/ The Company paid no compensation to its executive officers under any long term compensation or retirement plans. The incremental cost of certain incidental personal benefits does not exceed the lesser of $50,000 or 10% of compensation for any named executive officer of the Company.

/(2)/ Mr. Vadersen served as President and Chief Executive Officer of the
      Company until his resignation in August, 1997.

/(3)/ In the process of superseding the prior plans, the Board of Directors made certain adjustment to the options granted to these executive officers.

      The following table sets forth information concerning the value of unexercised options as of December 31, 1996 held by the executives named in the Summary Compensation Table above. No options were exercised during 1996.

                         FISCAL YEAR-END OPTION VALUES
                         -----------------------------


                                                Number of
                                                Securities           Value of
                                                Underlying          Unexercised
                                                Unexercised         In-the-Money
                                                Options at           Options at
                        Shares                Fiscal Year End      Fiscal Year End
                       Acquired      Value    Exercisable (E)/     Exercisable (E)/
Name                  on Exercise   Realized  Unexercisable (U)    Unexercisable (U)
--------------------  ------------  --------  -----------------    -----------------

Ernest R. Vadersen          -          -        180,000 (E)             $900,000 (E)
                            -          -        320,000 (U)           $1,600,000 (U)
Harold E. Hutchins          -          -        102,500 (E)              512,500 (E)
                            -          -        160,000 (U)              800,000 (U)

Meetings of Committees and the Board of Directors

     There was one meeting of the Board of Directors during the fiscal year ended December 31, 1996. Each director attended or participated in such meeting of the Board of Directors.

     The Board of Directors has three committees: the Audit Committee, the Executive Committee and the Compensation Committee. No member of a committee attended fewer than 75% of all of the meetings of the Committee of which he was a member. The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for shareholders to make recommendations for committee appointments or recommendation for nominees to the Board of Directors, the Board of Directors will consider recommendations from shareholders, which should be addressed to Harold E. Hutchins, the Company's Secretary, at the Company's address set forth on the first page of this Proxy Statement.

     The Audit Committee consists of Larry Movsovitz, who serves as Chairman, Melvin Simon and Kevin Moore. The Audit Committee makes recommendations concerning the engagement of independent accountants, reviews with the independent accountants the scope and results of the audit engagement, approves professional services provided by the independent accountants, reviews the independence of the independent accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met once during 1996.

     The Compensation Committee consists of Jonathan A. Bernstein, who serves as Chairman, Larry Movsovitz and Kevin Moore. The Compensation Committee establishes remuneration levels for executive officers of the Company and implements incentive programs, including the Company's stock option plans (See Proposal No. 5). The Compensation Committee met once during 1996.

     The Executive Committee consists of Ernest R. Vadersen, who serves as Chairman, Larry Movsovitz and Jonathan A. Bernstein. The Executive Committee is empowered when the Board of Directors is not in session to authorize transactions entered into by the Company in the ordinary course of business, borrow money, issue notes or other obligations and evidence of indebtedness. The Executive Committee met once during 1996.

Compensation of Directors

     Directors' Fees. Each director is paid an annual fee of $5,000, plus $1,000 per board or committee meeting attended in person or via telephonic participation. Each director is also reimbursed for up to $1,000 for expenses incurred in attending director and committee meetings. For fiscal 1996, no fees were paid to any of the directors. Each director is also entitled to an equipment allowance of up to $2,000 per year.

     Stock Options. Each director is granted a non-qualified option to purchase 5,000 shares of Common Stock per year under the Company's stock option plan. The Board may amend, suspend or discontinue such grants of stock options at any time except that certain specified amendments must be approved (at a meeting held within 12 months before or after the date of such amendment) by the holders of the majority of issued and outstanding shares of Common Stock and Series A Preferred Stock of the Company entitled to vote.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16 of the Exchange Act requires the Company's officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes of ownership (Forms 3, 4 and 5) of the Common Stock with the Securities and Exchange Commission (the "SEC") and the Nasdaq Stock Market. Officers, directors and greater than 10% holders are required by SEC regulations to furnish the Company with copies of such forms that they file.

     To the Company's knowledge, based solely on the Company's review of the copies of such reports received by the Company, the Company believes that for the fiscal 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with the exception of the following:

     Ernest R. Vadersen, Chairman of the Board, Treasurer and principal shareholder of the Company, filed one report late relating to a charitable gift of 9,500 shares of Common Stock in December 1996. Also, Mr. Vadersen filed one late Form 4 reporting a sale by him of 10,000 shares of Common Stock.

     In November, 1996 the Board of Directors of the Company was expanded to seven members. Pursuant to Section 16(a) of the Exchange Act this triggered a requirement that the new directors file a Form 3 within 10 days of becoming directors. However, the directors of the Company were unaware of this 10-day filing requirement and Messrs. Bernstein, Moore, Movsovitz, Simon and Tewell each filed one Form 3 late.

                                PROPOSAL NO. 2

                          REINCORPORATION IN DELAWARE

Introduction

     For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Idaho to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). SHAREHOLDERS ARE URGED TO READ CAREFULLY THE FOLLOWING SECTIONS OF THIS PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS REFERENCED BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. Throughout the Proxy Statement, the term the "Company" or "GOLF-Idaho" refers to the existing Idaho corporation and the term "GOLF-Del" refers to Snake Eyes Golf Clubs, Inc. (See Proposal No. 3) a new Delaware corporation, which is the proposed successor to GOLF-Idaho.

     The executive offices of both Golf-Idaho and Gold-Del have an address at 13000 Sawgrass Village Circle, Suite 30, Ponte Vedra Beach, Florida 32082 and the telephone number for both corporations is (904) 273-8772. Golf-Idaho designs, manufactures and markets "Snake Eyes" golf clubs and distributes an upscale line of golf apparel, bags and umbrellas. "Snake Eyes" is the Company's registered brand and logo. Snake Eyes golf clubs are tour-quality golf clubs marketed to the premium priced segment of the golf equipment market. Golf-Del is currently not operating, however, if the Reincorporation Proposal is approved and upon the merger of Golf-Idaho into Golf-Del, Golf-Del will engage in the same business as Golf-Idaho is presently involved in.

     As discussed below, the principal reasons for the proposed reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law and increased ability of the Company to attract and retain qualified directors and officers because of advantageous indemnification provisions provided under Delaware Law. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Additionally, Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the shareholders in the event of an unsolicited takeover attempt. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

     The Reincorporation Proposal will be effected by merging GOLF-Idaho into GOLF-Del, a wholly owned subsidiary of GOLF-Idaho. Upon completion of the merger, GOLF-Idaho will cease to exist and GOLF-Del will continue to operate the business of the GOLF-Idaho under the same name, Golf-Technology Holding, Inc. or under the new name Snake Eyes Golf Clubs, Inc. (See Proposal No. 3).

     Pursuant to the Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit A (the "Merger Agreement"), (1) each outstanding share of
          ---------
GOLF-Idaho's Common Stock, $0.001 par value, will automatically be converted into one share of GOLF-Del common stock, $0.001 par value, (2) each outstanding share of GOLF-Idaho's Series A Preferred Stock, $0.001 par value, will automatically be converted into one share of GOLF-Del Series A Preferred Stock, $0.001 par value, (3) each outstanding share of GOLF-Idaho's Series B Preferred Stock, $0.001 par value, will automatically be converted into one share of GOLF-Del Series B Preferred Stock, $0.001 par value, and (4) each outstanding share of GOLF-Idaho's Series C Preferred Stock, $0.001 par value, will automatically be converted into one share of GOLF-Del Series C Preferred Stock upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of GOLF-Idaho's Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock will continue to represent the same number of shares of common stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, of GOLF-Del. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF GOLF-DEL. However, shareholders may exchange their certificates if they so choose. The Common Stock of GOLF-Idaho is traded on the NASDAQ SmallCap Market (the "NASDAQ SmallCap") and after the merger GOLF-Del's Common Stock will continue to be traded on the NASDAQ SmallCap under the symbol "SNKE+". On October 29, 1997, the day prior to the public announcement of the Annual Meeting, the average of the high ask and low bid price of the Common Stock on the Nasdaq SmallCap was $1.75.

     Under Idaho law, the Board is required to give notice to all shareholders of GOLF-Idaho (whether or not entitled to vote) of a meeting concerning the Reincorporation Proposal and the affirmative vote of a majority of the outstanding shares of GOLF-Idaho entitled to vote is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Reincorporation Proposal". The Proposed Reincorporation has been unanimously approved by the GOLF-Idaho's Board of Directors. If approved by the Shareholders, it is anticipated that the merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after Shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of the Company, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement.

     The Company does not believe that any federal or state regulatory requirements must be complied with or approval must be obtained in connection with the corporate Reincorporation Proposal, other than compliance with Idaho and Delaware Corporate law.

     The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of GOLF-Del (the "Certificate of Incorporation") and, the by-laws of GOLF-Del (the "By-laws"), copies of which are attached hereto as Exhibits A, B and C, respectively.

     APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BY-LAWS OF GOLF-DEL.

Principal Reasons for the Proposed Reincorporation

     As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

Prominence, Predictability and Flexibility of Delaware Law

     For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

Increased Ability to Attract and Retain Qualified Directors and Officers

     Both Idaho and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The Company believes that, in general, Delaware law provides greater protection to directors than Idaho law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Idaho law. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors and officers who otherwise might be unwilling to serve because of the risks involved.

Well Established Principles of Corporate Governance

     There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

No Change in Board Members, Business, Management, Employee Benefit Plans or Location of Principal Facilities of the Company, except as otherwise described.

     The Reincorporation Proposal will effect only a change in the legal domicile of the Company, and certain other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the business, management, corporate name (except as described in Proposal No. 3), fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company, except as otherwise described herein. The seven directors who are elected at the Annual Meeting of Shareholders will become the directors of GOLF-Del. All warrants, stock options and stock option plans of GOLF-Idaho will be assumed and continued by GOLF-Del, and each warrant or option issued pursuant to such plan will automatically be converted into a warrant or option to purchase the same number of shares of GOLF-Del common stock, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by GOLF-Del. Other employee benefit arrangements of GOLF-Idaho will also be continued by GOLF-Del upon the terms and subject to the conditions currently in effect. As noted above, after the merger the shares of Common Stock of GOLF-Del will continue to be traded under the symbol "SNKE+" on the NASDAQ SmallCap.

    Prior to the Effective Date of the merger, the Company will obtain any requisite consents to such merger from parties with whom it may have material contractual arrangements (the "Material Agreements"). As a result, GOLF-Idaho's rights and obligations under such Material Agreements will continue and be assumed by GOLF-Del.

Antitakeover Implications

    Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent such a change in control, and the Board of Directors is not aware of any present attempt to acquire control of the Company or to obtain representation on the Board of Directors.

    In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company has considered or may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the authorization of Preferred Stock, the rights and preferences of which may be determined by the Board of Directors. These measures have been implemented by GOLF-Idaho under Idaho law and will be assumed or a corresponding arrangement will be provided for by GOLF-Del under Delaware law.

    Certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law, from which GOLF-Del does not intend to opt out, restricts certain "business combinations" with "interested Shareholders" for three years following the date that a person becomes an interested shareholder, unless the board of directors approves the business combination. See "Significant Differences Between the Corporation Laws of Idaho and Delaware -- Shareholder Approval of Certain Business Combinations". Other measures permitted under Delaware law that the Company is implementing as part of the Proposed Reincorporation include the establishment of a staggered board of directors, the elimination of the right of Shareholders controlling at least ten percent (10%) of the voting shares to call a special meeting of Shareholders and elimination of the right to remove a director other than for cause. It should also be noted that the establishment of a classified board of directors also can be undertaken under Idaho law in certain circumstances. For a detailed discussion of all of the changes which will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of GOLF-Idaho and GOLF-Del" and "Indemnification and Limitation of Liability" below. For a discussion of these and other differences between the laws of Idaho and Delaware, see "Significant Differences Between the Corporation Laws of Idaho and Delaware" below.

    The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits.

    By contrast, in a transaction in which an acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of Golf-Idaho's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

    Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future take over attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their costs basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, such provisions could make it more difficult to change the existing Board of Directors and management.

The Charters and By-Laws of GOLF-Idaho and GOLF-Del

    The provisions of the GOLF-Del Certificate of Incorporation and By-laws, which are attached hereto as Exhibits B and C, respectively, are similar to
                             ----------------
those of GOLF-Idaho articles of incorporation and by-laws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the GOLF-Del Certificate of Incorporation and By-laws which alter the rights of shareholders and the powers of management. These provisions have antitakeover implications and are described in detail below. Approval by Shareholders of the Proposed Reincorporation will constitute an approval of the inclusion in the GOLF-Del Certificate of Incorporation and By-laws of each of the provisions described below. In addition, GOLF-Del could implement certain other changes by amendment of its Certificate of Incorporation or By-laws, although amendments to the certificate of Incorporation would be effective only upon approval of the Shareholders in accordance with the requirements of the law of the State of Delaware. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of Idaho and Delaware." This discussion of the Certificate of Incorporation and By-laws of GOLF-Del is qualified by reference to Exhibits B and C hereto, respectively.

    The Articles of Incorporation of GOLF-Idaho currently authorize the Company to issue up to twenty-five million (25,000,000) shares of Common Stock, one tenth of one cent ($0.001) par value, and five million 5,000,000 shares of Preferred Stock, one tenth of one cent ($0.001) par value. The Certificate of Incorporation of GOLF-Del provides that such company will have twenty-five million (25,000,000) authorized shares of common stock, one tenth of one cent ($0.001) par value, and five million (5,000,000) shares of preferred stock, one tenth of one cent ($0.001) par value. Like GOLF-Idaho's Articles of Incorporation, GOLF-Del's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued Preferred Stock. Although it has no present intention of doing so, the Board of Directors, without Shareholder approval, could authorize the issuance of Preferred Stock in the future upon terms or with any rights, preferences and privileges which could have the effect of delaying or preventing a change in control of the Company or modifying the effective rights of holders of the Company's Common Stock under either Idaho or Delaware law. The Board of Directors could also utilize such shares for future financings, possible acquisitions and other uses.

Description of Securities

    Common Stock

    The Golf-Idaho Common Stock, and the Golf-Del common stock do not possess dividend rights, liquidation preferences nor preemption rights. Both the holders of the Golf-Idaho Common Stock and the Golf-Del common stock possess voting rights to the fullest extent afforded by applicable law.

    Series A Preferred Stock

    Dividends on the Series A Preferred Stock at an annual rate of 9% per annum are payable quarterly on March 31, June 30, September 30 and December 31 of each year commencing June 30, 1995, when, as and if declared by the Board of Directors, before any dividends are declared or paid on any class of Common Stock or any capital stock ranking junior to the Series A Preferred Stock. Originally, holders of the Series A Preferred Stock did not have voting rights, however, in accordance with the Certificate of Designation for the Series A Preferred Stock, due to the Company's failure to pay dividends on the Series A Preferred Stock on four dividend payment dates, holders of Series A Preferred Stock are now entitled to vote on a share-for-share basis together with the holders of Common Stock on all matters submitted to a vote of Shareholders. To date, the Company has not paid dividends on any of its capital stock and does not anticipate doing so for the foreseeable future.

    Both the Golf-Idaho Series A Preferred Stock and the Golf-Del Series A preferred stock possess the following conversion rights.

    Series A Preferred Stock Conversion Rights.  Each holder of record of shares
    ------------------------------------------
of Series A preferred stock may, at any time, upon surrender of the Series A certificates to the Company, convert all or any part of such holder's shares of Series A preferred stock into a number of fully paid and non-assessable shares of Common Stock. Upon conversion, the number of shares of Common Stock issued shall be equal to the product of (A) the number of shares of Series A preferred stock which such holder is surrendering to the Company, multiplied by (B) the number determined by dividing five dollars ($5.00) by the price per share at which shares of the Common Stock shall be deliverable upon conversion of the Series A preferred stock (initially five dollars ($5.00)), subject to adjustment in the event of a distribution, consolidation, merger, or the issuance of more shares, in accordance with the terms of the Rights, Preferences, Privileges and Restrictions contained in the Certificate of Designation of the Series A Preferred Stock. No fraction of shares of Common Stock shall be issued upon conversion, but in lieu thereof the Company shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined above.

    The Series A preferred stock has a liquidation preference of $5.00 per share and possesses no sinking fund.

    Series A Preferred Stock Redemption.  The Company may, at its option, redeem
    -----------------------------------
the Series A preferred stock, in whole and not in part, out of funds legally available therefor, by action of the board of directors of the Company, at any time at the redemption price of five dollars ($5.00) per share, plus all accrued and unpaid dividends (dividends are payable quarterly at the annual rate of nine percent (9%)) on a share of Series A preferred stock, upon notice to the Series A preferred shareholders; provided, the current market price of the Common Stock
                          --------
(the closing sale price as reported by the NASDAQ National Market or, if not traded thereon, the closing bid price in the National Quotation Bureau sheet listing for the Common Stock) equals or exceeds seven dollars and fifty cents ($7.50) per share (as may be adjusted proportionately upward or downward, solely in the event of a subdivision or combination of the Common

Stock or the payment of a dividend on all of the Common Stock payable in Common Stock) for twenty (20) consecutive trading days ending no more than ten (10) days prior to the date of the notice of redemption.

    Series B Preferred Stock

    The Golf-Idaho Series B Preferred Stock and the Golf-Del Series B preferred stock possess the following conversion rights.

    Series B Preferred Stock Conversion.  The holder of the Series B preferred
    -----------------------------------
stock may, upon giving notice and surrendering the Series B certificates to the Company (such date, a "Notice Date"), convert each share of the Series B preferred stock into fully paid non-assessable share of Common Stock. Each share of Series B preferred stock shall be convertible into (A) the number of shares of the Series B Preferred Stock for which the conversion is being elected multiplied by one thousand (1,000), divided by (B) the lessor of (x) the closing bid price of the Common Stock on the date of the original issuance of the Series B preferred stock, or (y) the average closing bid price of the Common Stock of the five (5) trading days immediately preceding the Notice Date; provided, however, in no event shall such conversion price per share be less than four dollars ($4.00) nor greater than six dollars and five cents ($6.05); provided, further, however, that the aforesaid four dollars ($4.00) minimum conversion price shall not be applicable on and after the first to occur of (i) January 1, 1997, (ii) August 15, 1996, if the Common Stock has not been listed on the NASDAQ SmallCap Market on or prior to such date, or (iii) October 1, 1996 if the Company's unaudited financial statements for the quarter ended June 30, 1996 (as set forth in its form 10-QSB filed with the Securities and Exchange Commission) reflected less than $350,000 of net income before income taxes. This conversion price is subject to adjustment in the event of dilution or merger in accordance with the Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional, and other Special Rights and the Qualifications, Limitations, Restrictions and other Distinguishing Characteristics, Series B Preferred Stock. Additionally, each share of Series B Preferred Stock outstanding on December 31, 1997 (or December 31, 1999 if Proposal No. 4 is approved) shall be automatically converted into Common Stock in accordance with the above mentioned formula. No fractional share of Common Stock shall be issued upon the conversion of any shares of the Series B Preferred Stock. If a conversion would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the closing bid price of the Common Stock on the Notice Date multiplied by such fraction. Dividends, when, as, and if declared by the Board of Directors, out of the assets at the time legally available for such purpose, at a rate of $32.50 per share, payable annually in arrears, subject to the full payment in cash of Series A Preferred Stock dividends.

    Holders of Series B preferred stock possess no voting rights except as provided by Idaho Law. The Series B Preferred Stock has a liquidation preference of $1,000 per share, which is junior to the Series A preferred stock. Further, the Series B Preferred Stock is not redeemable and possesses no sinking fund.

    Series C Preferred Stock

    The Golf-Idaho Series C Preferred Stock and the Golf-Del Series C preferred stock possess the following conversion rights.

    Series C Preferred Stock Conversion.  The holder of the Series C preferred
    -----------------------------------
stock may, upon giving notice and surrendering the Series C certificates to the Company (such date, a "Notice Date"), convert each share of the Series C preferred stock into fully paid non-assessable share of Common Stock.

Each share of Series C preferred stock shall be convertible into (A) the number of shares of the Series C Preferred Stock for which the conversion is being elected multiplied by one thousand (1,000), divided by (B) the lessor of (x) $4.00 Series C preferred stock, or (y) the average closing bid price of the Common Stock of the five (5) trading days immediately preceding the Notice Date. This conversion price is subject to adjustment in the event of dilution or merger in accordance with the Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional, and other Special Rights and the Qualifications, Limitations, Restrictions and other Distinguishing Characteristics, Series C Preferred Stock. Additionally, each share of Series C Preferred Stock outstanding on June 30, 2002 shall be automatically converted into Common Stock in accordance with the above mentioned formula. No fractional share of Common Stock shall be issued upon the conversion of any shares of the Series C Preferred Stock. If a conversion would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the closing bid price of the Common Stock on the Notice Date multiplied by such fraction. Dividends, when, as, and if declared by the Board of Directors, out of the assets at the time legally available for such purpose, at a rate of $33.30 per share, payable annually in arrears, subject to the full payment in cash of Series A Preferred Stock dividends.

    Holders of Series C preferred stock possess no voting rights except as provided by Idaho Law. The Series C Preferred Stock has a liquidation preference of $1,000 per share, which is junior to the Series A preferred stock. Further, the Series C Preferred Stock is not redeemable and possesses no sinking fund.

Monetary Liability of Directors

    Unlike the articles of incorporation of GOLF-Idaho, the Certificate of Incorporation of GOLF-Del provides for the elimination of personal monetary liability of directors to the fullest extent permissible under law and incorporates future amendments to Delaware law with respect to the elimination of such liability. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of Idaho and Delaware -- Indemnification and Limitation of Liability."

Size of the Board of Directors

    The By-laws of GOLF-Del provide for a Board of Directors ranging from three
(3) to fifteen (15) members, which will originally consist of seven (7) directors. The By-laws of GOLF-Idaho provide for a Board of Directors ranging from three (3) to fifteen (15) members, and as of the date of the Annual Meeting, the exact number will be set at seven (7) directors. Under Idaho and Delaware Law the number of directors which comprise the board of directors and the manner in which such number is changed are established pursuant to the manner prescribed in the by-laws or the certificate of incorporation. The by-laws of GOLF-Del provide that the number of directors shall be determined by a resolution of the board of directors. Following the proposed Reincorporation, the board of directors of GOLF-Del could amend the By-laws to change the size of the board of directors from seven directors without further Shareholder approval. If the Reincorporation Proposal is approved, the seven directors for GOLF-Idaho who are elected at the Annual Meeting will continue for the same term as the seven directors of GOLF-Del after the Proposed Reincorporation is consummated.

Voting for Directors

    Under Idaho law, unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have the right to cumulate their votes for the election of directors unless the articles of incorporation so provide. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of the majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of the majority of shares present or represented at such meeting. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. Neither the Golf-Idaho nor the GOLF-Del Certificate of Incorporation provides for cumulative voting rights.

Power to Call Special Shareholders' Meetings

    Under Idaho law, a special meeting of shareholders may be called by the board of directors, the holders of at least twenty percent (20%) of the shares entitled to vote at such meeting, such smaller proportion or other persons as described in the articles of incorporation or such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of shareholders may be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the by-laws. The by-laws of GOLF-Idaho currently authorize the Board of Directors, the President and the holders of not less than sixty percent (60%) of the shares entitled to vote to call a special meeting of shareholders. The By-laws of GOLF-Del provide that a special meeting of shareholders can be called only by resolution approved by a majority of the whole board of directors. Consequently, the circumstances under which a special meeting of shareholders can be called shall be reduced if the Reincorporation Proposal is approved.

Filling Vacancies on the Board of Directors

    Under Idaho law, unless the articles of incorporation provide otherwise, any vacancy on the board of directors may be filled by the affirmative vote of a majority of the remaining directors (even though less than a quorum). The by-laws of GOLF-Idaho provide that shareholders can also provide for that shareholders have the ability to elect a director to fill a vacancy created by the resignation of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The By-laws of GOLF-Del provide, that if authorized by a resolution of the board of directors, directors may be elected to fill any vacancy on the board, regardless of how such vacancy was created. Consequently, the Board and not the shareholders will have the authority to fill any vacancy on the board.

Loan to Officers and Employees

    In accordance with both Idaho and Delaware law, GOLF-Idaho is, and GOLF-Del will be, allowed to make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation. The Board of Directors currently has no plans to make such loans to, or guarantees on behalf of, the Company's directors or officers.

Significant Differences Between the Corporation Laws of Idaho and Delaware

    The corporation laws of Idaho and Delaware differ in many respects.
Although all the differences are not set forth in this Proxy Statement, certain provisions, which could materially affect the rights of shareholders, are summarized below. This summary does not purport to be a complete statement of the differences between Idaho Business Corporation Act and the Delaware General Corporation Law and related laws affecting shareholder's rights and this summary is qualified in its entirety by reference to the provisions of these laws.

Shareholder Approval of Certain Business Combinations

    In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more or its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law, certain "business combinations" with "interested shareholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

    Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested shareholder" for three years following the date that such person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the pervious three years, or is an affiliate or associate of any of the foregoing.

    For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested shareholders' sales or other dispositions to the interested shareholder (except proportionately with the corporation's other shareholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested shareholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested shareholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested shareholder (except proportionately as a shareholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

    The three-year moratorium imposed on business combinations of Section 203 does not apply if: (i) prior to the date on which such shareholder becomes an interested shareholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder; (ii) upon consummation of the transaction that made him or her an interested shareholder, the interested shareholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent (85%) calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested shareholder, the board approves the business combination and it is also approved at a shareholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested shareholder.

    Section 203 only applies to certain publicly held corporations that have a class of voting stock that is (i) listed on a national securities exchange, (ii) quoted on an interdealer quotation system of a registered national securities association such as the NASDAQ SmallCap or (iii) held of record by more than 2,000 Shareholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, GOLF-Del does not intend to so elect and thus will be governed by Section 203.

    The Company believes that Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for GOLF-Del in which all shareholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to GOLF-Del will confer upon the Company's Board of Directors the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for GOLF-Del's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions. See "Shareholder Voting" herein.

Removal of Directors

    Under Idaho law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote, unless the articles of incorporation provide otherwise; however, if cumulative voting is authorized, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a Delaware corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of GOLF-Del provides for a classified board of directors but does not provide for cumulative voting. As a result, GOLF-Del directors may not be removed without cause. Additionally, the Certificate of Incorporation of GOLF-Del provided that a director may only be removed for cause and by the affirmative vote of a majority of voting security holders.

Classified Board of Directors

    A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. In this regard, two annual meetings would be necessary to change the majority of the directors under this staggered system, as opposed to just one annual meeting under the current system. Under Idaho law, a company with nine or more directors may also provide for a classified board of directors by adopting amendments to its certificate of incorporation. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The GOLF-Del Certificate of Incorporation and By-laws provides for a classified board.

Indemnification and Limitation of Liability

    Idaho and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

    Idaho law permits the Company to indemnify a present or former director, officer, employee or agent of the Company for liabilities, including legal expenses, arising by reason of service in such capacity if such person shall have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and in any criminal proceeding if such person had no reasonable cause to believe his conduct was unlawful. In the case of actions brought by or in the right of the corporation, indemnification may be made if the person acted in good faith, and in a manner that such person reasonably believed to be in, or not opposed to, the best interest of the corporation; provided, however, that no indemnification may be made for any claim, issue or manner as to which such person shall have been adjudged to be liable for negligence or misconduct, unless, and only to the extent that, the court in which the judgment was made or another court of competent jurisdiction determines that such person is entitled to indemnification.

    Neither the certificate of incorporation nor the by-laws of GOLF-Idaho contain any provisions which prevent or prohibit the indemnification of the GOLF-Idaho's directors or officers. However, in accordance with Idaho law and the broad powers granted its directors and officers, GOLF-Idaho could provide indemnification to its directors and officers.

    The Certificate of Incorporation of GOLF-Del eliminates the liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for breaches of the director's duty of loyalty to the corporation or its shareholders and acts or omissions not in good faith or involving intentional misconduct or knowing violations of law. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve GOLF-Del or its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

    Delaware law and Idaho law generally permit indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the Shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law and Idaho law require indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

    Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and Idaho law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

    Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. Delaware law does not require authorizing provisions in the certificate of incorporation and do not contain express prohibitions on indemnification in certain circumstances; limitations on indemnification may be imposed by a court, however, based on principles of public policy.

    A provision of Delaware law and Idaho law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any by-law, agreement, vote of shareholders or disinterested directors or otherwise. If the Proposed Reincorporation is approved, GOLF-Del will enter into indemnification agreements with the officers and directors substantially in the form attached hereto as Exhibit D to provide for indemnification of officers and
                        ---------
directors and advancement of expenses to the maximum extent permitted by Delaware law, and a vote in favor of the Proposed Reincorporation will also constitute approval of such indemnification agreements. Among other things, the indemnification agreements will include within their purview future changes in Delaware law that expand the permissible scope of indemnification of directors and officers of Delaware corporations.

Inspection of Shareholder List

    Delaware law allows any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. Idaho law permits such inspection but also requires that the shareholder have been a holder of record for six (6) months prior to such request or own at least five percent (5%) of outstanding shares. Delaware law provides for inspection rights as to a list of shareholders entitled to vote at a meeting for any purpose germane to the meeting. Similarly, Idaho law contains a provision which provides for inspection rights as to a list of shareholders entitled to vote at a meeting during the meeting for any purpose related to such meeting. The GOLF-Idaho By-laws provide that the Company shall make its list of shareholders available upon written demand of any shareholder for any purpose reasonably related to such persons interests as a shareholder or at any time when required by the demand of ten (10%) of the shares represented at any shareholders' meeting. The GOLF-Del By-laws provide that the list of shareholders shall be available to any shareholder for any purpose germane to the annual meeting for at least ten (10) days prior to such meeting.

Distributions, Dividends and Repurchases of Shares

    The concepts of par value, stated capital and surplus exist under both Idaho and Delaware law. Like GOLF-Idaho, GOLF-Del's authorized common stock and Preferred Stock will each have a $0.001 par value per share.

    In general, Idaho law only permits distributions to be paid only if after giving effect to the distributions, the corporation would be able to pay its debts as they become due in the usual course of business and, also after giving effect to the dividend, the corporation's total assets would be greater than the sum of its total liabilities, plus, unless the articles of incorporation permit otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon the dissolution of shareholders whose preferential rights are superior to those receiving the distribution. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. The corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. To date, GOLF-Idaho has not paid any cash dividends on its outstanding shares and does not anticipate doing so for the foreseeable future.

Shareholder Voting

    Both Idaho law and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Idaho law contains a similar exception to its voting requirements for reorganizations.

    Both Idaho law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of all the votes entitled to be cast on the transaction.

    Both Idaho law and Delaware law generally do not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares.

Interested Director Transactions

    Under both Idaho law and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Idaho law and Delaware law. Under Idaho law and Delaware law, (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be "fair and reasonable" (in Idaho, or "fair" (in Delaware) to the corporation or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. Under Idaho law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of no fewer than two disinterested directors and directors having no relationship to such director involved in the proposed transaction, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum).

Therefore, certain transactions that the Board of Directors of GOLF-Idaho might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of GOLF-Del, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company that could not be so approved under Idaho law but could be so approved under Delaware law.

Shareholder Derivative Suits

    Idaho law provides that any action brought by a shareholder bringing a derivative action on behalf of a corporation must satisfy certain procedural requirements. Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the Shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law.

Appraisal and Dissenter's Rights

    Under both Idaho law and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under both Delaware law and Idaho law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and under Delaware law such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of the corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such Shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations or (c) to Shareholders of a corporation surviving a merger if no vote of the Shareholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law. Under Idaho law appraisal rights are not available to shareholders of the surviving company in a merger if a vote of the shareholders of such corporation is not necessary to authorize such merger. Submission of a merger to a vote of shareholders is not required if:

         (i) The articles of incorporation of the surviving corporation do not differ except in name from those of the corporation before the merger.

         (ii) Each holder of shares of the surviving corporation which were outstanding immediately before the effective date of the merger is to hold the same number of shares with identical rights immediately after.

         (iii) The number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable on conversion of other securities issued by virtue of the terms of the merger and on exercise of rights and warrants issued pursuant to the merger, will not exceed by more than twenty percent (20%) the number of voting shares outstanding immediately before the merger, and

         (iv) The number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable on conversion of other securities issued by virtue of the terms of the merger and on exercise of rights and warrants so issued, will not exceed by more than twenty percent (20%) the number of participating shares outstanding immediately before the merger. Consequently, appraisal or dissenters' rights are, therefore, available to shareholders of GOLF-Idaho with respect to the Reincorporation Proposal.

Accounting Treatment

    The Reincorporation Proposal is intended to qualify as a pooling of interests for accounting and financial reporting purposes.

Certain Federal Income Tax Consequences

    The following is a discussion of certain federal income tax considerations that may be relevant to holders of GOLF-Idaho Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock who receive GOLF-Del Common Stock, respectively, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock in exchange for their GOLF-Idaho Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, as a result of the Proposed Reincorporation. This discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular shareholders, such as dealers in securities, or those GOLF-Idaho shareholders who acquired their shares on the exercise of stock options, nor does it address the tax consequences to holders of options to acquire GOLF-Idaho Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

    Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following tax consequences generally should result:

         (a) No gain or loss should be recognized by holders of GOLF-Idaho Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, upon receipt of GOLF-Del common stock, Series A preferred stock, Series B preferred stock or Series C preferred stock, respectively, pursuant to the Proposed Reincorporation:

         (b) The aggregate tax basis of the GOLF-Del common stock, Series A preferred stock, Series B preferred stock and Series C preferred stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the GOLF-Idaho Common Stock, Series A preferred stock, Series B preferred stock and Series C preferred stock, respectively, surrendered in exchange therefore; and

         (c) The holding period of the GOLF-Del common stock, Series A preferred stock, Series B preferred stock and Series C preferred stock received by each shareholder of GOLF-Idaho Common Stock, Series A preferred stock, Series B preferred stock and Series C preferred stock, respectively, should include the period for which such shareholder held the GOLF-Idaho Common Stock, Series A preferred stock, Series B preferred stock and Series C preferred stock surrendered in exchange therefor, provided that such GOLF-Idaho Common Stock, Series A preferred stock, Series B preferred stock and Series C preferred stock was held by the shareholder as a capital asset at the time of Proposed Reincorporation.

Vote Required for the Reincorporation Proposal

    Approval of the Reincorporation Proposal, which will also constitute approval of (i) the Merger Agreement, the Certificate of Incorporation and the By-laws of GOLF-Del and (ii) the assumption of GOLF-Idaho's employee benefit plans and stock option plans by GOLF-Del will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock of GOLF-Idaho entitled to vote.

    THE BOARD RECOMMENDS A VOTE FOR THE PROPOSED REINCORPORATION IN DELAWARE. THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

                                 PROPOSAL NO. 3

             PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                        CHANGING THE NAME OF THE COMPANY

    The Board of Directors has given consideration to a possible name change for Golf-Technology Holding, Inc., primarily because the Company's present name does not take advantage of the commercial recognition of the brand under which the Company's products are marketed. After substantial review, the Board has decided to recommend to the shareholders that the name of the Company be changed to Snake Eyes Golf Clubs, Inc.

    The Board of Directors has proposed and recommends to the Company's Shareholders an amendment to Article "FIRST" of the Company's Certificate of Incorporation to change the name of the company from Golf Technology Holding, Inc. to Snake Eyes Golf Clubs, Inc. This proposed amendment to the Company's Certificate of Incorporation is indicated on Exhibit D annexed hereto.
                                             ---------

    The Certificate of Incorporation and By-laws of GOLF-Del, as set forth in Exhibit B and Exhibit C, respectively, have been drafted assuming the approval of Proposal No. 3. If Proposal No. 2 is approved and Proposal No. 3 is not approved, the Certificate of Incorporation and By-laws of Golf-Del will be adjusted accordingly.

Required Vote

    Proposal No. 3 must be approved by the affirmative vote of the holders of a majority of the Company's outstanding Common Stock and Series A Preferred Stock entitled to vote on this matter at the Annual Meeting.

    The Board of Directors recommends a vote FOR the approval of Proposal No. 3.

                                 PROPOSAL NO. 4

             PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                     CHANGING THE AUTOMATIC CONVERSION DATE
                        FOR THE SERIES B PREFERRED STOCK


    The Board of Directors has proposed and recommends to the Shareholders and the holders of the Series B Preferred Stock, par value $.001 per share, an amendment to the Company's Certificate of Incorporation which would change the automatic conversion date of Article FOURTH, Paragraph D(c)(v) from December 31, 1997 to December 31, 1999. The effect of the approval of Proposal No. 4 would be to postpone the date that the Series B preferred stock is automatically converted into Common Stock. As of the Record Date, 7,369 shares of Series B Preferred Stock were outstanding. This proposed amendment to the Company's Certificate of Incorporation is indicated on Exhibit E annexed hereto.
                                             ---------

    The Certificate of Incorporation and By-laws of GOLF-Del, as set forth in Exhibit B and Exhibit C, respectively, have been drafted assuming the approval of Proposal No. 4. If Proposal No. 2 is approved and Proposal No. 4 is not approved, the Certificate of Incorporation and By-laws of Golf-Del will be adjusted accordingly.

Required Vote

    Proposal No. 4 must be approved by the affirmative vote of the majority of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote, voting together as one class, and Proposal No. 4 must be approved by the affirmative vote of the majority of the outstanding shares of Series B Preferred Stock entitled to vote, voting as a separate class. If Proposal No. 4 does not receive the affirmative vote of a majority of the outstanding shares of Series B Preferred Stock entitled to vote, even if approved by the Shareholders, Proposal No. 4 is not approved.

    The Board of Directors recommends a vote FOR approval Proposal No. 4

                                 PROPOSAL NO. 5

                      PROPOSAL TO APPROVE THE ADOPTION OF
                       THE GOLF-TECHNOLOGY HOLDING, INC.
                 1997 STOCK OPTION AND LONG-TERM INCENTIVE PLAN

Introduction

     At the Annual Meeting there will be presented to Shareholders a proposal to approve the adoption of the Golf-Technology Holding, Inc. 1997 Stock Option and Long-Term Incentive Plan (the "1997 Plan"). The 1997 Plan was originally adopted by the Board of Directors on November 3, 1997. The 1997 Plan authorizes the issuance of up to 1,250,000 shares of Common Stock pursuant to options to purchase Common Stock ("Options") or through grants of restricted stock. The 1997 Plan provides for the issuance of both Incentive Stock Options and Non-Qualified Options, as those terms are defined in the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to Code requirements, in order for stock options to qualify as Incentive Stock Options, the plan pursuant to which such options are issued must be approved by the Shareholders of the Company within twelve months of the adoption of the 1997 Plan by the Board of Directors. In addition, the 1997 Plan provides for the grant of shares of restricted stock. Accordingly, if the 1997 Plan is not approved by the Shareholders, the 1997 Plan will continue to be in effect, however only Non-Qualified Options and restricted stock may be issuable thereunder.

     The 1997 Plan is intended to promote the interests of the Company and its shareholders by providing incentives to key employees, directors and consultants of the Company and its subsidiaries, on whose judgment, initiative, and efforts the successful conduct of the business of the Company depends. Such employees, as well as directors of the Company and consultants to the Company and its subsidiaries are responsible for the management, growth, and protection of the business, and the 1997 Plan provides such individuals with appropriate incentives and rewards to encourage them to maximize their performance and efforts on behalf of the Company.

     The full text of the 1997 Plan appears as Exhibit F to this Proxy Statement. The principal features of the 1997 Plan are summarized below, but such summary is qualified in its entirety by the full text of the 1997 Plan.

                               New Plan Benefits

                 1997 Stock Option and Long-Term Incentive Plan

Name and Position                         Number of Options and Restricted Stock
-----------------                         --------------------------------------

Harold E. Hutchins,                                     222,500
   Chief Executive Officer,
   President and Treasurer

Ernest R. Vadersen,                                     196,600
   Secretary

Non-Executive Director Group                             25,000

Non-Executive Employee Group                             96,200

Player Representative and Former Employees              184,500
                                                        -------

                    TOTAL:                              724,800

     The 1997 Plan may be amended to alter the above allocation of benefits as between the persons or groups specified above without shareholder approval. The options granted to Mr. Hutchins and Mr. Vadersen above represent contractual obligations owed to them by the Company pursuant to their respective employment agreements. See "Executive Compensation."

Administration of the 1997 Plan

     The 1997 Plan shall be administered by the Board of Directors. The Board of Directors may appoint the Compensation Committee or another committee of the Board of Directors (the "Committee") of two or more of its members to administer the 1997 Plan, provided, however, the Committee shall not take any action under the 1997 Plan unless it is at all times composed solely of not less than two "Non-Employee Directors" within the meaning of Rule 16b-3, as promulgated under the Exchange Act.

     Subject to the terms of the 1997 Plan, the Board of Directors or the Committee may determine and designate those employees, directors and consultants of the Company and its subsidiaries to whom options or restricted stock should be granted and the nature and terms of the options and the conditions imposed on the restricted stock to be granted. The Board of Directors or the Committee, subject to the express provisions of the 1997 Plan, may at any time, or from time to time, suspend or terminate the 1997 Plan in whole or in part, or amend it in such respects as the Board of Directors or Committee deems appropriate; provided, however, no amendment, suspension or termination of the Plan shall, without the Participant's (as defined in the 1997 Plan) consent, alter or impair any of the rights or obligations under any option or restricted stock award granted to a Participant under the 1997 Plan.

Stock Subject to the 1997 Plan

     The stock subject to Options (as defined in the 1997 Plan) under the 1997 Plan shall be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued by the Board of Directors or the Committee in its sole and absolute discretion pursuant to the 1997 Plan is one million two hundred fifty thousand (1,250,000) shares, subject to adjustment upon certain occurrences as provided in the 1997 Plan. On November 10, 1997, the last reported sale price for the Common Stock on the Nasdaq Stock Market was $1.75 per share.

Grant of Options or Restricted Stock

     Options or restricted stock may be granted by the Board of Directors or the Committee pursuant to the 1997 Plan at any time on or after the adoption of the 1997 Plan by the Board, effective as of November 3, 1997, and prior to November 3, 2007.

     Pursuant to the 1997 Plan, the Compensation Committee has granted 191,600 Non-Qualified Options to Ernest R. Vadersen with an exercise price of $1.65 per share and 5,000 Non-Qualified Options with an exercise price of $1.81 per share. Also, pursuant to the 1997 Plan, the Compensation Committee has granted to Harold E. Hutchins 217,500 Non-Qualified Options with an exercise price of $1.50 and 5,000 Non-Qualified Options with an exercise price of $1.81. Messrs. Moore, Bernstein, Movsovitz, Simon and Tewell have each been granted 5,000 Non-Qualified Options with an exercise price of $1.81 pursuant to the 1997 Plan.
The Compensation Committee has granted an aggregate of 94,700 Non-Qualified Options with an exercise price of $1.50, 115,000 Non-Qualified Options with an exercise price of $1.65, and 71,000 shares of Restricted Stock to nine employees and former employees of the Company and to the Company's five player representatives. The grants of options and restricted stock replace past grants of Incentive Stock Options issued pursuant to stock option plans of the Company which are being superseded by the 1997 Plan and grants thereunder.

     The Board of Directors or the Committee shall have the right, with the consent of the Participant, to convert an Incentive Stock Option granted under the 1997 Plan to a Non-Qualified Option. Further, if this Proposal No. 5 is not approved by the Shareholders all Options granted under the 1997 Plan will be Non-Qualified Options.

Exercise of Stock Options

     The exercise price per share as specified in the grant agreement relating to each Option granted under the 1997 Plan shall be determined by the Board of Directors or the Committee, provided, however, that the exercise price per share of each Incentive Stock Option granted under the 1997 Plan shall not be less than the fair market value, as defined in the 1997 Plan, per share of Common Stock on the date of such grant. The exercise price per share of each Non-Qualified Option granted under the 1997 Plan may be less than or equal to the fair market value, but not less than eighty-five percent (85%) of the fair market value, on the date of such grant.

     Subject to earlier termination upon termination of employment as provided in the 1997 Plan and the Incentive Stock Option limitations as provided in the 1997 Plan, each Option shall expire on the date specified by the Board of Directors or the Committee which shall be no later than ten years from the date of grant.

     The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Board of Directors or the Committee may specify. In the absence of provisions in an individual grant agreement or employment agreement to the contrary, Options shall vest ratably over a five (5) year period.

     If a Participant who has been granted an Option ceases to be employed by the Company and all its subsidiaries other than for cause or by reason of retirement, death or disability, no further installments of his or her Options shall become exercisable, and his or her Options shall terminate after the passage of ninety (90) days from the date of termination of his or her employment, but in no event later than on their specified expiration dates. Options granted to such Participant, to the extent they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination.

     If a Participant who has been granted an Option ceases to be employed by the Company and all its subsidiaries for Cause (as defined in the 1997 Plan), all outstanding Options granted to such Participant shall automatically expire at the commencement of business as of the date of such termination.

     If a Participant who has been granted an Option ceases to be employed by the Company and all subsidiaries by reason of Participant's death, disability or retirement, Participant or Participant's personal representative, estate or beneficiary who has acquired the Option by will or by the laws of decent and distribution, shall have the right to exercise any Options held by the participant on the date of termination of employment, to the extent of the number of shares with respect to which the participant could have exercised on that date, at any time prior to the specified expiration date of the Options. Options granted to such Participant, to the extent they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The effect of exercising any Incentive Stock Option on a day that is more than ninety (90) days after the date of termination (or, in the case of a termination of employment on account of death or disability, on a day that is more than one year after the date of such termination) will be to cause such Incentive Stock Option to be treated as a Non-Qualified Option.

Vesting of Restricted Stock

     At the time of grant of shares restricted stock, the Board of Directors or the Committee may impose such restrictions or conditions, not inconsistent with the provisions of the 1997 Plan, to the vesting of such shares as the Board of Directors or the Committee, in its absolute discretion, deems appropriate.

     In the event that the employment of a Participant with the Company shall terminate for any reason other than cause prior to the vesting of shares of restricted stock granted to such Participant, the shares of restricted stock shall be forfeited on the date of such termination, provided however, that the Committee may, in its sole and absolute discretion, vest the Participant in all or any portion of shares of Restricted Stock which would otherwise be forfeited pursuant to this provision.

     In the event of the termination of a Participant's employment for cause, all shares of restricted stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

Change in Control

     Subject to any required action by the shareholders of the Company, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, the Committee or the board of directors of any entity assuming the obligations of the Company hereunder, shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting immediately prior to such event (whether or not then exercisable) on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with an Acquisition (as defined in the 1997 Plan); (ii) upon written notice to the Participants, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof; or (iv) any combination of (i), (ii) and (iii).

     Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

     In the event of a recapitalization or reorganization of the Company (other than a transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities the Participant would have received if the Participant had exercised the Participant's Option prior to such recapitalization or reorganization.

Federal Income Tax Consequences

     Incentive Stock Options granted under the 1997 Plan are intended to be qualified incentive stock options in accordance with the provisions of Section 422 of the Code. All other options granted under the 1997 Plan are Non-Qualified Options not entitled to special tax treatment under Section 422 of the Code. Generally, the grant of an Incentive Stock Option will not result in taxable income for regular income tax purposes to the recipient at the time of the grant, and the Company will not be entitled to an income tax deduction at such time. Generally, the grant of Non-Qualified Options will not result in taxable income to the recipient at the time of the grant and the Company will not be entitled to an income tax deduction at such time.

     Upon the exercise of an Incentive Stock Option granted under the 1997 Plan, the recipient will not be treated as receiving any taxable income, and the Company will not be entitled to an income tax deduction. Upon the exercise of a Non-Qualified Option, a Participant will recognize ordinary income, in an amount equal to the excess of the fair market value of the underlying shares of the Company's Common Stock, at the time of exercise, over the exercise price. The ordinary income recognized by an employee is subject to withholding and employment taxes. The Company will receive an income tax deduction for the amount of ordinary income recognized by the recipient at the time and in the amount that the recipient recognizes such income to the extent permitted by
Section 162(m) of the Code.

     Upon subsequent disposition of the shares received upon exercise of an Option, any differences between the tax basis of the shares and the amount realized on the disposition is generally treated as long-term or short-term capital gain or loss, depending on the holding period of shares of Common Stock; provided, that if the shares subject to an Incentive Stock Option are disposed of prior to the expiration of two years from the date of grant and one year from the date of exercise, the gain realized on the disposition will be treated as ordinary income to the Participant and the Company will receive a corresponding income tax deduction.

     The recipient of a grant of restricted stock will be required to recognize ordinary compensation income equal to the fair market value of the restricted stock on the settlement date of such restricted stock. The Company will receive an income tax deduction equal to the amount of ordinary income recognized by the recipient to the extent permitted by Section 162(m) of the Code.

     The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to options that may be granted under the 1997 Plan. The tax consequences of awards made under the 1997 Plan are complex, subject to change, and may vary depending on the taxpayer's particular circumstances.

Required Vote

     The affirmative vote of a majority of the outstanding shares of Common Stock and Series A Preferred Stock cast on this proposal in person or by proxy at the Annual Meeting is required for the approval of the adoption of the 1997 Plan.

     The Board of Directors recommends a vote FOR adoption of the 1997 Plan.

                                 PROPOSAL NO. 6

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    KPMG Peat Marwick LLP served as the Company's independent accountants for the fiscal years ended December 31, 1995 and December 31, 1996 and has been appointed by the Board of Directors to continue as the Company's independent accountants for the fiscal year ending December 31, 1997. In the event that ratification of this appointment of auditors is not approved by the affirmative vote of a majority of votes cast on this matter, then the appointment of independent accountants will be reconsidered by the Board of Directors. Unless marked to the contrary, any proxy received will be voted for RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

    A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.

Required Vote

    The affirmative vote of a majority of the outstanding shares of Common Stock and Series A Preferred Stock cast on this proposal in person or by proxy at the Annual Meeting is required for the approval of Proposal No. 6.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1997.


                             SHAREHOLDER PROPOSALS

    To be considered for presentation at the annual meeting of the Company's Shareholders to be held in 1999, a Shareholder proposal must be received by Harold E. Hutchins, Secretary, Golf-Technology Holding, Inc., 13000 Sawgrass Village Circle, Suite 30, Ponte Vedra Beach, Florida, 32082, no later than December 31, 1998.

                                 OTHER MATTERS

    The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

    It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.


                          INCORPORATION BY REFERENCE

    The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996 is incorporated by reference into this Proxy Statement. A copy of such Annual Report on Form 10-KSB has been mailed herewith to shareholders of the Company on the Record Date.



                                    By Order of the Board of Directors,


                                    /s/ Harold E. Hutchins
                                    Harold E. Hutchins
                                    President, Chief Executive Officer,
                                    Chief Financial Officer, Chief
                                    Operating Officer and Secretary


Date:  November 13, 1997
       Ponte Vedra Beach, Florida

                                                                       EXHIBIT A


                         PLAN AND AGREEMENT OF MERGER

                                    BETWEEN

                          SNAKE EYES GOLF CLUBS, INC.
                           (A Delaware Corporation)

                                      AND

                         GOLF-TECHNOLOGY HOLDING, INC.
                            (An Idaho Corporation)



    This Plan and Agreement of Merger made and entered into on the ____ day of _________, 1997, by and between Snake Eyes Golf Clubs, Inc. a Delaware corporation ("GOLF-Del") and Golf-Technology Holding, Inc., an Idaho corporation ("GOLF-Idaho").


                                  WITNESSETH:


    WHEREAS, GOLF-Del is a corporation organized and existing under the laws of the State of Delaware, its Certificate of Incorporation having been filed in the Office of the Secretary of State of the State of Delaware on _____________, 1997; and

    WHEREAS, GOLF-Idaho is a corporation organized and existing under the laws of the State of Idaho; and

    WHEREAS, the aggregate number of shares which GOLF-Idaho has authority to issue is thirty million (30,000,000); and

    WHEREAS, the board of directors of each of the constituent corporations deems it advisable that GOLF-Idaho be merged into GOLF-Del, the Delaware corporation, on the terms and conditions hereinafter set forth, in accordance with the applicable provisions of the statutes of the States of Delaware and Idaho respectively, which permit such merger;

    NOW, THEREFORE, in consideration of the premises and of the agreements, covenants and provisions hereinafter contained, GOLF-Del and GOLF-Idaho, by their respective boards of directors, have agreed and do hereby agree, each with the other as follows:

                                   ARTICLE I

    GOLF-Del and GOLF-Idaho shall be merged into a single corporation, in accordance with applicable provisions of the laws of the State of Idaho and of the State of Delaware, by GOLF-Idaho merging into GOLF-Del, the Delaware corporation, which shall be the surviving corporation.


                                    ARTICLE II

    Upon the merger becoming effective as provided in the applicable laws of the State of Idaho and of the State of Delaware (the time when the merger shall so become effective being sometimes herein referred to as the "Effective Date of the Merger") the two constituent corporations shall become a single corporation, which shall be GOLF-Del, the Delaware corporation, as the surviving corporation, and the separate existence of GOLF-Idaho corporation shall cease except to the extent provided by the laws of the State of Idaho.


                                    ARTICLE III

    The Certificate of Incorporation of GOLF-Del shall be the Certificate of Incorporation of GOLF-Del which is attached hereto as Exhibit A.


                                    ARTICLE IV

    The manner of converting the outstanding shares of GOLF-Idaho into shares of Golf-Del shall be as follows: (1) each outstanding share of GOLF-Idaho's common stock, $0.001 par value, will automatically be converted into one share of GOLF-Del common stock, $0.001 par value, (2) each outstanding share of GOLF-Idaho's Series A Preferred Stock, $0.001 par value, will automatically be converted into one share of GOLF-Del Series A Preferred Stock, $.001 par value, and (3) each outstanding share of GOLF-Idaho's Series B Preferred Stock, $0.001 par value, will automatically be converted into one share of GOLF-Del Series B Preferred Stock, $0.001 par value and (4) each outstanding share of GOLF-Idaho's Series C Preferred Stock, $0.001 par value, will automatically be converted into one share of GOLF-Del's Series C Preferred Stock, $0.001 par value, upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of GOLF-Idaho's common stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock will continue to represent the same number of shares of common stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, of GOLF-Del. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF GOLF-DEL. However, shareholders may exchange their certificates if they so choose. The common stock of GOLF-Idaho is quoted on the NASDAQ SmallCap Market (the "NASDAQ SmallCap") and the after the merger GOLF-Del's common stock will continue to be traded on the NASDAQ SmallCap under the symbol "SNKE+".

    IN WITNESS WHEREOF, GOLF-Del and GOLF-Idaho, pursuant to the approval and authority duly given by resolutions adopted by their respective boards of directors have caused this Plan and Agreement of Merger to be executed by an authorized officer of each party thereto.

                                    SNAKE EYES GOLF CLUBS, INC.
                                    (A Delaware Corporation)


                                    By:
                                       -------------------------
                                       Harold E. Hutchins


                                    GOLF-TECHNOLOGY HOLDING, INC.
                                    (An Idaho Corporation)


                                    By:
                                       -------------------------
                                       Harold E. Hutchins

    I, Harold E. Hutchins, Secretary of (1) Snake Eyes Golf Clubs, Inc. ("GOLF-Del"), a corporation organized and existing under the laws of the State of Delaware and (2) Golf-Technology Holding, Inc. ("GOLF-Idaho"), a corporation organized and existing under the laws of the State of Idaho, hereby certify, as Secretary of the said corporations, that the Plan and Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of said corporation by an authorized officer of Golf-Idaho. This Plan and Agreement of Merger was duly approved by the sole shareholder of GOLF-Del pursuant to a unanimous written consent of such sole shareholder and the shareholders of GOLF-Idaho at the annual meeting of shareholders of GOLF-Idaho, for the purpose of considering and taking action upon said Plan and Agreement of Merger, that _______ shares of voting stock of GOLF-Idaho were on said date issued and outstanding and that the holders of _______ shares of GOLF-Idaho voted by ballot in favor of said Plan and Agreement of Merger and the holders of _______ shares of GOLF-Idaho voted by ballot against same, the said affirmative vote representing at least a majority of the total number of shares of the outstanding capital stock of GOLF-Idaho, and that thereby the Plan and Agreement of Merger was at said meeting duly adopted as the act of the Shareholders of GOLF-Idaho, and the duly adopted agreement of said corporation.

    WITNESS my hand on behalf of said _______________________ on this ____ day of ___________, 1997.


                                    ---------------------------------
                                    Harold E. Hutchins
                                    Secretary

                                                                       EXHIBIT B


                          CERTIFICATE OF INCORPORATION

                                       OF

                          SNAKE EYES GOLF CLUBS, INC.


     FIRST:  The name of the corporation is Snake Eyes Golf Clubs, Inc.
     -----
(hereinafter referred to as the "Corporation"),

     SECOND:  The address of the registered office of the Corporation in the
     ------
State of Delaware is, United Corporate Services, Inc., 15 East North Street, Dover, Delaware, County of Kent, 19901. The name of the registered agent of the Corporation at that address is United Corporate Services, Inc.;

     THIRD:  The purpose of the Corporation is to engage in any lawful act or
     -----
activity for which a corporation may be organized under the Delaware General Corporation Law.

     FOURTH:  A.    The total number of shares of all classes of stock which the
     ------
Corporation shall have authority to issue is thirty million (30,000,000), consisting of twenty-five million (25,000,000) shares of Common Stock, par value one-tenth of one cent ($0.001) per share (the "Common Stock") and five million (5,000,000) shares of Preferred Stock, par value one-tenth of one cent ($0.001) per share (the "Preferred Stock").

              B. The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock without a vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

              C.    Series A Preferred Stock.  Four Hundred Thousand (400,000)
                    ------------------------
of the Five Million (5,000,000) authorized shares Preferred Stock of the Corporation shall be designated Series A preferred stock (the "Series A Preferred Stock") and shall possess the rights set forth below:

        (a)   Voting Rights.  (i)  Except as otherwise provided herein or as
              -------------
required by law, the holders of shares of Series A Preferred Stock shall not be entitled to vote on any matters that come before the shareholders.

              (ii) In the event the Corporation shall fail to pay current dividends on the Series A Preferred on four Dividend Payment Dates (as defined herein), whether consecutive or non-consecutive, the holders shall be entitled to vote, on a one-vote-per-share of Series A Preferred Stock basis, with the holders of the Common Stock on all matters submitted to the Company's shareholders. The holders shall continue to be entitled to the foregoing right to vote, notwithstanding the subsequent payment of any of or all such dividends.

              (iii) On all matters on which the Series A Preferred Stock is entitled to vote by law, the holders shall be entitled to one vote per share of Series A Preferred Stock, voting separately as a single class.

        (b)   Dividend Rights.  (i) Each issued and outstanding share of
              ---------------
Series A Preferred Stock shall entitle the holder of record thereof to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends in cash at the annual rate of nine percent (9%), as adjusted for stock splits, stock dividends, recapitalization, reclassifications and similar events, payable quarterly on March 31, June 30, September 30 and December 31, of each year, commencing June 30, 1995 (each a "Dividend Payment Date"). Dividends and distributions (other than those payable solely in Common Stock) may be paid, or declared and set aside for payment, upon shares of Common Stock in any calendar year only if dividends shall have been paid, or declared and set apart for payment, on account of all shares of Series A Preferred Stock then issued and outstanding, at the aforesaid rate for such calendar year.

              (ii) The right to dividends upon the issued and outstanding shares of Series A Preferred Stock shall be cumulative from the date of issuance of such share of Preferred Stock to which the dividend relates so that such rights shall be deemed to accrue, whether earned, or whether there be funds legally available therefor, or whether said dividends shall have been declared; and if such dividends shall not have been declared and paid, the deficiency shall first be fully paid on the Series A Preferred Stock, before any dividend or other distribution (other than those payable solely in Common Stock) may be paid, or declared and set apart for payment, to the holders of shares of Common Stock, and shall in any event be paid upon conversion of the Series A Preferred Stock, in cash, or at the election of the holders of shares of Series A Preferred Stock, partly in cash and partly in shares of Common Stock, or all in shares of Common Stock, at the fair market value of the Common Stock at the time of payment, as determined in as set forth in paragraph (e) hereof. Any accumulation of dividends on the shares of Series A Preferred Stock shall not bear interest. The dividends payable upon the issued and outstanding shares of Series A Preferred Stock shall be payable upon a pro rata basis.

              (iii) The restrictions on dividends and distributions with respect to shares of Common Stock and of Series A Preferred Stock set forth in paragraph
(b) hereof are in addition to, and not in derogation of, the other restrictions on such dividends and distributions set forth herein.

              (iv) The Holders shall be entitled to the voting rights set forth in paragraph (a)(ii) in the event dividends are not paid on four Dividend Payment Dates.

        (c)   Liquidation Rights.  In the event of a voluntary or involuntary
              ------------------
liquidation, dissolution, or winding up of the Corporation, the holders of record of shares of Series A Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available therefor, five Dollars ($5.00) per share of Series A Preferred Stock, plus a further amount per share equal to dividends, if any (i) then declared and unpaid on account of shares of Series A Preferred Stock and (ii) whether or not declared, then accrued in accordance with the provisions of subparagraph (b)(ii) hereof before any payment shall be made or any assets distributed to the holders of shares of Common Stock. If, upon any liquidation, dissolution, or winding up, whether voluntary or involuntary, the assets thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit payment to such holders of the full preferential amounts aforesaid, then the entire assets of the Corporation to be distributed shall be distributed ratably among the holders of the Series A Preferred Stock shall be insufficient to permit payment to such holders of the full preferential amounts aforesaid, then the entire asserts of the Corporation to be distributed shall be distributed ratably among the holders of Series A Preferred Stock.

        (d)   Conversion Rights.  (i) Subject to the terms and conditions
              -----------------
hereof, each holder of record of shares of Series A Preferred Stock may, at any time, upon surrender to the Corporation of the certificates therefor at the principal office of the Corporation or at such other place as the Corporation shall designate, convert all or any part of such holder's shares of Series A Preferred Stock into such number of fully paid and non-assessable shares of Common Stock of the Corporation (as such Common Stock shall then be constituted) equal to the product of (A) the number of shares of Series A Preferred Stock which such holder shall then surrender to the Corporation, multiplied by (B) the number determined by dividing Five Dollars ($5.00) by the Conversion Price (as hereinafter defined) per share for the Series A Preferred Stock in effect at the time of conversion.

              (ii)   For purposes of this Certificate of Designation:

        "Additional Shares of Common Stock" shall mean all shares of Common
         ---------------------------------
Stock issued by the Corporation after the Issuance Date (as defined herein) whether or not subsequently reacquired or retired by the Corporation, other than
(i) shares of Common Stock issued upon conversion of the Series A Preferred Stock, (ii) any shares of the Company's Common Stock issued pursuant to shares which are currently reserved for issuance under the Golf-Technology Holding, Inc. Stock Option Plan (as such plan may be reconstituted to purchase Common Stock of the Company) and (iii) up to 500,000 shares of Common Stock (which number may be proportionately increased or decreased solely in the event of a subdivision or combination of the Company's Common Stock or the payment of a dividend on all shares of the Company's Common Stock payable in Common Stock of the Company) issued pursuant to options, other rights and convertible securities having exercise or conversion prices below the Conversion Price in effect which options, rights or securities are issued as incentive compensation to employees of the Company or its affiliates or to independent contractors who act as agents for the Company or its affiliates in connection with the Company's product sales.

        "Conversion Price" shall mean the price at which shares of the Common
         ----------------
Stock shall be deliverable upon conversion of the Series A Preferred Stock. The Conversion Price shall initially be Five Dollars ($5.00). The Conversion Price shall be subject to adjustment as provided below:

        "Convertible Securities" shall mean any evidences of indebtedness,
         ----------------------
shares or securities convertible into, exercisable for or exchangeable for Additional Shares of Common Stock.

        "Issuance Date" shall mean the date the first share of Series A
         -------------
Preferred Stock is issued.

        "Options" shall mean rights, options or warrants to subscribe for,
         -------
purchase or otherwise acquire Common Stock or Convertible Securities.

              (iii)  Adjustments to Conversion Price for Diluting Issues
                     ---------------------------------------------------

        (A) In the event the Corporation at any time or from time to time shall declare or pay any dividend on the Common Stock payable in Common Stock, or effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification, stock split or otherwise than by payment of a dividend in Common Stock), then and in any such event, the Conversion Price in effect shall be proportionately decreased:

              (i) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or

              (ii) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such subdivision becomes effective.

        (B) In the event the outstanding shares of Common Stock shall be combined or consolidated, by the reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

        (C) In case of any consolidation or merger of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation, each share of Series A Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be possible, in relation to any, shares of stock or other property thereafter deliverable upon the conversation of the Series A Preferred Stock.

        (D) If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Series A Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holder would otherwise have been entitled to receive, a number of shares of such other class or classes of stock into which the Common Stock issuable upon conversion of the Series A Preferred Stock immediately prior to such effectiveness would have been changed.

        (E) If and whenever, after the Issuance Date, the Corporation shall issue or sell, or is, in accordance with subparagraphs E(1) through E(6), deemed to have issued or sold, any Additional Shares of Common Stock for a consideration per share less than the Conversion Price in effect for the Series A Preferred Stock, immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, such Conversion Price shall be reduced as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Conversion Price for the Series A Preferred Stock by a fraction (a) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (B) the number of shares of Common Stock which the aggregate consideration received (or by express provision hereof deemed to have been received) by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversation Price for the Series A Preferred Stock and (b) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of such issue after giving effect to such issue of Additional Shares of Common Stock.

        For purposes of this subparagraph E, the following subparagraphs (1) to
(6) shall also be applicable:

              (E)(1) Issuance of Options. In case at any time after the Issuance
                     -------------------
Date the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any Options for the purchase of Common Stock or any stock or Convertible Securities whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Additional Shares of Common Stock are issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversation or exchange thereof, by (ii) the total maximum number of Additional Shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect for the Series A Preferred Stock immediately prior to the time of the granting of such Options, then the total maximum number of Additional Shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph E(3), no adjustment of either Conversion Price shall be made upon the actual issue of such Additional Shares of Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Additional shares of Common Stock upon conversion or exchange of such Convertible Securities.

              (E)(2) Issuance of Convertible Securities. In case the Corporation
                     ----------------------------------
at any time after the Issuance Date shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of Additional Shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect for the Series A Preferred Stock, immediately prior to the time of such issue or sale, then the total maximum number of Additional Shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph (E)(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Additional Shares of Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such

Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph (E)(1), no further adjustment of such Conversion Price shall be made by reason of such issue or sale.

              (E)(3) Change in Option Price or Conversion Rate. Upon the
                     -----------------------------------------
happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph (E)(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph (E)(1) or (E)(2), or the rate at which Convertible Securities referred to in subparagraph (E)(1) or (E)(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect for the Series A Preferred Stock, at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced; and on the expiration of any Option the issuance of which has reduced the Conversion Price or the termination of any such right to convert or exchange Convertible Securities the issuance of which has reduced the Conversion Price, the Conversion Price them in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

              (E)(4) Consideration for Stock. In case any shares of Common
                     -----------------------
Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred on any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

              (E)(5) Record Date. In case the Corporation shall take a record of
                     -----------
the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

              (E)(6) Treasury Shares.  The disposition of any shares of Common
                     ---------------
Stock owned or held by or for the account of the Corporation shall be considered an issue or sale of Additional Shares of Common Stock for the purpose of this subparagraph E.

              (iv) Whenever the Conversion Price or the amount of Common Stock or other securities deliverable upon the conversion of Series A Preferred Stock shall be adjusted pursuant to the provisions hereof, the Corporation shall forthwith file, at its principal executive office and with any transfer agent or agents for its Series A Preferred Stock and Common Stock, a statement, signed by the Chairman of the Board, President, or one of the Vice Presidents of the Corporation, and by its Chief Financial Officer or one of its Assistant Treasurers, stating the newly adjusted Conversion Price and adjusted amount of its Common Stock or other securities deliverable per share of Series A Preferred Stock calculated to the nearest one one-hundredth and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. A copy of such statement shall be sent to each holder of Series A Preferred Stock. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

              (v) The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock the full number of shares of Common Stock deliverable upon the conversion of all the then outstanding shares of Series A Preferred Stock and shall take all such action and obtain all such permits or orders as may be necessary to enable the Corporation lawfully to issue such Common Stock upon the conversion of Series A Preferred Stock.

              (vi) No fraction of shares of Common Stock shall be issued upon conversion, but in lieu thereof the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined pursuant to paragraph (e) hereof.

              (vii) The Corporation will not, but amendment to this Certificate of Designation or by amendment of its Certificate of Incorporation (the "Charter") or through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph (d) and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.

        (e)   Redemption.  (i)  The Corporation may, at its option, redeem the
              ----------
Series A Preferred Stock, in whole and not in part, out of funds legally available therefor, by action of the Board of Directors, at any time on or after six months from the date of issuance of the last share of Preferred Stock pursuant to the Corporation's Confidential Private Placement Memorandum dated January 19, 1995 at a redemption price of $5.00 per share, plus all accrued and unpaid dividends on a share of Series A Preferred Stock, upon notice and in the manner set forth in, and subject to the conditions of, this paragraph (e); provided, the current market price of the Common Stock (the closing sale price
--------
as reported by the Nasdaq National Market or, if not traded thereon, the closing bid price as reported by Nasdaq or, if not quoted thereon, the closing bid price in the National Quotation Bureau sheet listing for the Common Stock) equals or exceeds $7.50 per share (as may be adjusted proportionately upward or downward solely in the event of a subdivision or combination of the Company's Common Stock or the payment of a dividend on all of the Company's Common Stock payable in Common Stock of the Company) for 20 consecutive trading days ending no more than 10 days prior to the date of notice of redemption.

              (ii)   Redemption Notice.  If the Corporation elects to redeem the
                     -----------------
Preferred Stock, the Corporation shall mail, postage prepaid, not less than 30 days nor more than 60 days prior to the business day designated in such notice for the closing of such redemption (the "Redemption Date"), written notice thereof (the "Redemption Notice"), to each holder of record of the Series A Preferred Stock, at his post office address last shown on the records of the Corporation. Each such Redemption Notice shall state:

              (A) The number of shares of Series A Preferred Stock held by the holder that the Corporation shall redeem;

              (B)    The Redemption Date and Redemption Price;

              (C) The date upon which the holder's conversion rights (as set forth in paragraph (d) above) as to such shares terminate which termination shall be five days before the Redemption Date; and

              (D) That the holder is to surrender to the Corporation, in its manner and at the place designated, his certificate or certificates representing the shares of Series A Preferred Stock to be redeemed.

              (iii)  Surrender of Certificates; Payment. On or before the
                     ----------------------------------
Redemption Date, each holder of shares of Series A Preferred Stock, unless such holder has exercised his right to convert the shares as provided in paragraph
(d) hereof, shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such share shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired.

              (iv)   Rights Subsequent to Redemption. If the Redemption Notice
                     -------------------------------
shall have been duly given, and if on the Redemption Date the Redemption Price therefor is either paid or made available for payment through the deposit arrangement specified in subparagraph (vii) below, then notwithstanding that the certificates evidencing any of the shares of Series A Preferred Stock so called for redemption shall not have been surrendered, the dividends with respect to such shares shall cease to accrue after the Redemption Date and all rights with respect to such shares shall forthwith terminate after the Redemption Date, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificate or certificates therefor.

              (v)    Deposit of Funds. On or prior to the Redemption Date, the
                     ----------------
Corporation shall deposit with any bank or trust company, having a capital and surplus of at least $100,000,000 as a trust fund, a sum equal to the aggregate Redemption Price of all shares of Series A Preferred Stock called for redemption on such Redemption Date and not yet converted, with irrevocable instructions and authority to the bank or trust company to pay, on and after each such Redemption Date, the Redemption Price to the respective holders upon the surrender of their share certificates. From and after the date of such deposit (but not prior to the Redemption Date), the Series A Preferred Stock shall be redeemed. The deposit shall constitute full payment of the shares of their holders, and from and after the Redemption Date the Series A Preferred Stock shall be deemed to be no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto except the rights to receive, from the bank or trust company, payment of the Redemption Price of the shares, without interest, upon surrender of their certificates therefor. Any funds so deposited and unclaimed at the first anniversary of the Redemption Date shall be released or repaid to the Corporation, after which the holders of shares called for redemption shall be entitled to receive payment of the Redemption Price only from the Corporation.

        (f)   Protective Provisions. So long as any shares of Series A Preferred
              ---------------------
Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of record of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Series A Preferred Stock voting as a class:

              (i) Amend, repeal or modify any provision of, or add any provision to, the Corporation's Charter or By-laws or this Certificate of Designation if such action would alter or change the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely; or

              (ii) Reclassify the shares of Common Stock or any other shares of stock hereafter created junior to the Series A Preferred Stock as to dividends or assets into shares of Series A Preferred Stock or into shares having any preference or priority as to dividends or assets superior to or on a parity with that of the Series A Preferred Stock.

              D.     Series B Preferred Stock. Ten Thousand (10,000) of the Five
                     ------------------------
Million (5,000,000) authorized shares of Preferred Stock of the Corporation shall be designated Series B Preferred Stock (the "Series B Preferred Stock") and shall possess the rights and privileges set forth below:

        (a)   Dividends  (i)  The holder of each issued and outstanding share
              ---------
    of Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of the assets at the time legally available for such purpose, dividends at a rate of $32.50, payable annually in arrears. No dividends shall be declared and paid on the Series B Preferred Stock (other than a dividend payable solely in shares of Series B Preferred Stock) unless all accrued but unpaid dividends on the Corporation's existing class of Series A Preferred Stock have been declared and paid in cash. Such dividends shall not be cumulative and no right to such dividends shall accrue to holders of Series B Preferred Stock unless declared by the Corporation's Board of Directors; provided, however, that if all shares of Series B Preferred Stock have not been converted into common stock by April 30, 1997 such dividends shall begin to accumulate on all shares of Series B Preferred Stock which remain outstanding at such time and shall be payable, subject to clause (ii) below, on April 30, 1997 and each April 30 thereafter. At the Corporation's election, such dividends may be declared in cash, or in additional shares of Series B Preferred Stock in an amount equal to the number of shares of Series B Preferred Stock which on such date would be convertible into that number of shares of common stock, par value $.001 per share (the "Common Stock") which shall be determined as follows: the amount of the dividend divided by the closing bid price of the Common Stock on April 30th (or the first following business day if such date should fall on a weekend or holiday). No dividends shall be declared or paid with respect to the Corporation's Common Stock (other than a dividend payable solely in Common Stock of the Corporation), or upon any other class of Preferred Stock of the Corporation with a dividend preference subordinate to the dividend preference of the Series B Preferred Stock, unless all accrued but unpaid dividends on the Series B Preferred Stock has been declared and paid and a dividend of equal or greater amount per share (on an as-if-converted to Common Stock basis) is first declared and paid with respect to the Series B Preferred Stock.

              (ii) No dividends shall be paid on the Series B Preferred Stock at such time as:

                     (A)   such payment would violate Idaho law; or

                     (B) such payment would impair the net capital or other financial requirements applicable to the Corporation established by the National Association of Securities Dealers, Inc., the Securities and Exchange Commission, or any other state of federal securities authority or agency, any state or federal commodities authority or agency, or any commodities or securities exchange.

        (b)   Liquidation Preference  (i)  In the event of any liquidation,
              ----------------------
    dissolution or winding-up of the Corporation, either voluntary or involuntary (a "Liquidation"), the holders of shares of the Series B Preferred Stock then issued and outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders, whether from capital, surplus or earnings, before any payment shall be made to the holders of shares of the Common Stock or upon any other series of Preferred Stock of the Corporation with a liquidation preference subordinate to the liquidation preference of the Series B Preferred Stock, an amount equal to one thousand dollars ($1,000) per share. The liquidation preference of the Series B Preferred Stock shall be junior in right of payment to the liquidation preference of the Corporation's existing class of Series A Preferred Stock. If, upon any Liquidation of the Corporation, the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of shares of the Series B Preferred Stock, and the holders of any other series of Preferred Stock with a liquidation preference equal to the liquidation preference of the Series B Preferred Stock the full amounts to which they shall respectively be entitled, the holders of shares of the Series B Preferred Stock, holders of shares of the Series B Preferred Stock, and the holders of any other series of Preferred Stock with liquidation preference equal to the liquidation preference of the Series B Preferred Stock and Series B Preferred Stock shall receive all of the assets of the Corporation available for distribution and each such holder of shares of the Series B Preferred Stock, holders of share of the Series B Preferred Stock, and the holders of any other series of Preferred Stock with a liquidation preference equal to the liquidation preference of the Series B Preferred Stock shall share ratably in any distribution in accordance with the amounts due such shareholders. After payment shall have been made to the holders of shares of the Series B Preferred Stock of the full amount to which they shall be entitled, as aforesaid, the holders of shares of the Series B Preferred Stock shall be entitled to no further distributions thereon and the holders of shares of the Common Stock and of shares of any other series of stock of the Corporation shall be entitled to share, according to their respective rights and preferences, in all remaining assets of the Corporation available for distribution to its shareholders.

              (ii) A merger or consolidation of the Corporation with or into any other corporation, or a sale, lease, exchange, or transfer of all or any part of the assets of the Corporation which shall not in fact result in the liquidation (in whole or in part) of the Corporation and the distribution of its assets to its shareholders shall not be deemed to be a voluntary or involuntary liquidation (in whole or in part), dissolution, or winding-up of the Corporation.

        (c)   Conversion of Series B Preferred Stock  The holders of Series B
              --------------------------------------
    Preferred Stock shall have the following conversion rights:

              (i)    Right to Convert.  Each share of Series B Preferred Stock
                     ----------------
        shall be convertible, on the Conversion Dates and at the Conversion Prices set forth below, into fully paid and nonassessable shares of Common Stock.

              (ii)   Mechanics of Conversion.  Each holder of Series B Preferred
                     -----------------------
        Stock who desires to convert the same into shares of Common Stock shall provide notice ("Conversion Notice") via telecopy to the Corporation. The original Conversion Notice and the certificate or certificates representing the Series B Preferred Stock for which conversion is elected, shall be delivered to the Corporation by international courier, duly endorsed. The date upon which a Conversion Notice is properly received by the Corporation shall be a "Notice Date."

    The Corporation shall use all reasonable efforts to issue and deliver within three (3) business days after the Notice Date, to such holder of Series B Preferred Stock at the address of the holder on the stock books of the Corporation, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid; provided that the original shares of Series B Preferred Stock to be converted are received by the transfer agent or the Corporation within three business days after the Notice Date and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. If the original shares of Series B Preferred Stock to be converted are not received by the transfer agent or the Corporation within three business days after the Notice Date, the Conversion Notice shall become null and void.

              (iii)  Conversion Dates.  The Series B Preferred Stock shall
                     ----------------
become convertible into shares of Common Stock at any time commencing forty-five
(45) days after the last day on which there is an original issuance of the Series B Preferred Stock (the "Conversion Date").

              (iv)   Conversion Price.  Each share of Series B Preferred Stock
                     ----------------
shall be convertible into the number of shares of Common Stock according to the following formula:

N x 1,000
---------
Conversion Price

where:

        N =   the number of shares of the Series B Preferred Stock for which conversion is being elected:
and

        Conversion
        Price  =     the lesser of (x) the closing bid price or the
                     Corporation's Common Stock on the date of the original issuance of the Series B Preferred Stock, or (y) the average closing bid price of the Corporation's Common Stock for the five (5) trading days immediately preceding the Notice Date; provided, however, in no event shall the Conversion Price be less than $4.00 nor greater than $6.05;
                     provided, further, however, that the aforesaid $4.00 minimum Conversion Price shall be applicable on and after the first to occur of (i) January 1, 1997, (ii) August 15,
                     1996, if the Corporation's Common Stock has not been listed on the NASDAQ SmallCap Market on or prior to such date, or
                     (iii) October 1, 1996, if the Company's unaudited financial statements for the quarter ended June 30, 1996 (as set forth in its Form 10-QSB filed with the Securities and Exchange Commission) reflected less than $350,000 of net income before income taxes.

              (v)    Automatic Conversion. Each share of Series B Preferred
                     --------------------
Stock outstanding on December 31, 1997 automatically shall be converted into Common Stock on such date at the Conversion Price then in effect, and December 31, 1997 shall be deemed to be the Notice Date with respect to such conversion.

              (vi)   Fractional Shares.  No fractional share shall be issued
                     -----------------
upon the conversion of any shares, share or fractional share of Series B Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of shares (or fractions thereof) of Series B Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the closing bid price of the Corporation's Common Stock on the Notice Date multiplied by such fraction.

              (vii)  Reservation of Stock Issuable Upon Conversion.  The
                     ---------------------------------------------
Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

              (viii) Adjustment to Conversion Price.
                     ------------------------------

                     (A) If, prior to the conversion of all shares of Series B Preferred Stock, the number of outstanding shares or Common Stock is increased by a stock split, stock dividend, or other similar event, the Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Conversion Price shall be proportionately increased.

                     (B) If prior to the conversion of all shares of Series B Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock or the Corporation shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity, then the holders of Series B Preferred Stock shall thereafter have the right to purchase and receive upon conversion of shares of Series B Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such share of stock and/or securities as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the conversion of shares of Series B Preferred Stock held by such holders had such merger, consolidation, exchange of shares, recapitalization or reorganization not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interest of the holders of the Series B Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Series B Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof. The Corporation shall not effect any transaction described in this subsection unless the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligation to deliver to the holders of the Series B Preferred Stock such shares of stock and/or securities as, in accordance with the foregoing provisions, the holders of the Series B Preferred Stock may be entitled to purchase.

                     (C) If any adjustment under this subsection would create a fractional share of Common Stock or a right to acquire a fractional share if Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of shares.

        (d)   Voting.  Except as otherwise provided by the Idaho Business
              ------
Corporation Act, the holders of the Series B Preferred Stock shall have no voting power whatsoever, and no holder of Series B Preferred Stock shall vote or otherwise participate in any proceeding in which actions shall be taken by the Corporation or the shareholders thereof or be entitled to notification as to any meeting of the Board of Directors or the shareholders.

        (e)   Protective Provisions.  So long as shares of Series B Preferred
              ---------------------
Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock:

              (i) alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock so as to affect adversely the Series C Preferred Stock;

              (ii) create any new class or series of stock being on a parity with or having a preference over the Series C Preferred Stock with respect to dividends, to payments upon Liquidation (as provided for in Section B of this Designation) or to redemption; or

              (iii) do any act or thing not authorized or contemplated by this Designation which would result in taxation of the holders of shares of the Series B Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

        (f)   Status of Converted Stock.  In the event any shares of Series B
              -------------------------
Preferred Stock shall be converted as contemplated by this Designation, the shares so converted shall be canceled, shall return to the status of authorized but unissued Preferred Stock of no designated class of series, and shall not be issuable by the Corporation as Series B Preferred Stock.

              E.     Series C Preferred Stock.  Five Thousand (5,000) of the
                     ------------------------
Five Million (5,000,000) authorized shares of Preferred Stock of the Company shall be designated Series C Preferred Stock (the "Series C Preferred Stock"). The Series C Preferred Stock shall be pari passu with the Company's Series B Preferred Stock and shall possess the rights and privileges set forth below:

        (a)   Dividends  (i)  The holder of each issued and outstanding share
              ---------
    of Series C Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Company, out of the assets at the time legally available for such purpose, dividends at a rate of $33.30, payable annually in arrears. No dividends shall be declared and paid on the Series C Preferred Stock (other than a dividend payable solely in shares of Series C Preferred Stock) unless all accrued but unpaid dividends on the Company's existing class of Series A Preferred Stock have been declared and paid in cash. Such dividends shall not be cumulative and no right to such dividends shall accrue to holders of Series C Preferred Stock unless declared by the Company's Board of Directors; provided, however, that if all shares of Series C Preferred Stock have not been converted into common stock by December 31, 1997 such dividends shall begin to accumulate on all shares of Series C Preferred Stock which remain outstanding at such time and shall be payable, subject to clause (ii) below, on December 31, 1997 and each December 31 thereafter. At the Company's election, such dividends may be declared in cash, or in additional shares of Series C Preferred Stock in an amount equal to the number of shares of Series C Preferred Stock which on such date would be convertible into that number of shares of common stock, par value $.001 per share (the "Common Stock") which shall be determined as follows: the amount of the dividend divided by the closing bid price of the Common Stock on December 31st (or the first following business day if such date should fall on a weekend or holiday). No dividends shall be declared or paid with respect to the Company's Common Stock (other than a dividend payable solely in Common Stock of the Company), or upon any other class of Preferred Stock of the Company with a dividend preference subordinate to the dividend preference of the Series C Preferred Stock, unless all accrued but unpaid dividends on the Series C Preferred Stock has been declared and paid and a dividend of equal or greater amount per share (on an as-if-converted to Common Stock basis) is first declared and paid with respect to the Series C Preferred Stock and Series B Preferred Stock on a pari passu basis.

               (ii) No dividends shall be paid on the Series C Preferred Stock at such time as:

                    (A) such payment would violate Idaho law; or

                    (B) such payment would impair the net capital or other financial requirements applicable to the Company established by the National Association of Securities Dealers, Inc., the Securities and Exchange Commission, or any other state of federal securities authority or agency, any state or federal commodities authority or agency, or any commodities or securities exchange.

          (b)  Liquidation Preference  (i)  In the event of any liquidation,
               ----------------------
     dissolution or winding-up of the Company, either voluntary or involuntary (a "Liquidation"), the holders of shares of the Series C Preferred Stock then issued and outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders, whether from capital, surplus or earnings, before any payment shall be made to the holders of shares of the Common Stock or upon any other series of Preferred Stock of the Company with a liquidation preference subordinate to the liquidation preference of the Series C Preferred Stock, an amount equal to one thousand dollars ($1,000) per share. The liquidation preference of the Series C Preferred Stock shall be junior in right of payment to the liquidation preference of the Company's existing class of Series A Preferred Stock and shall be on a pari passu basis with the right of payment to the liquidation preference of the Company's existing class of Series B Preferred Stock. If, upon any Liquidation of the Company, the assets of the Company available for distribution to its shareholders shall be insufficient to pay the holders of shares of the Series C Preferred Stock, holders of shares of the Series B Preferred Stock, and the holders of any other series of Preferred Stock with a liquidation preference equal to the liquidation preference of the Series C Preferred Stock the full amounts to which they shall respectively be entitled, the holders of shares of the Series C Preferred Stock, holders of shares of the Series B Preferred Stock, and the holders of any other series of Preferred Stock with liquidation preference equal to the liquidation preference of the Series C Preferred Stock and Series B Preferred Stock shall receive all of the assets of the

     Company available for distribution and each such holder of shares of the Series C Preferred Stock, holders of share of the Series B Preferred Stock, and the holders of any other series of Preferred Stock with a liquidation preference equal to the liquidation preference of the Series C Preferred Stock shall share ratably in any distribution in accordance with the amounts due such shareholders. After payment shall have been made to the holders of shares of the Series C Preferred Stock of the full amount to which they shall be entitled, as aforesaid, the holders of shares of the Series C Preferred Stock shall be entitled to no further distributions thereon and the holders of shares of the Common Stock and of shares of any other series of stock of the Company shall be entitled to share, according to their respective rights and preferences, in all remaining assets of the Company available for distribution to its shareholders.

              (ii) A merger or consolidation of the Company with or into any other corporation, or a sale, lease, exchange, or transfer of all or any part of the assets of the Company which shall not in fact result in the liquidation (in whole or in part) of the Company and the distribution of its assets to its shareholders shall not be deemed to be a voluntary or involuntary liquidation (in whole or in part), dissolution, or winding-up of the Company.

          (c) Conversion of Series C Preferred Stock.  The holders of Series C
              --------------------------------------
     Preferred Stock shall have the following conversion rights:

              (i)   Right to Convert.  Each share of Series C Preferred Stock
                    ----------------
shall be convertible, on the Conversion Dates and at the Conversion Prices set forth below, into fully paid and nonassessable shares of Common Stock.

              (ii)  Mechanics of Conversion.  Each holder of Series C Preferred
                    -----------------------
Stock who desires to convert the same into shares of Common Stock shall provide notice in the form of the Notice of Conversion or Exercise attached to the subscription agreement pursuant to which the Series C Preferred Stock was issued (a "Conversion Notice") via telecopy to the Company. The original Conversion Notice and the certificate or certificates representing the Series C Preferred Stock for which conversion is elected, shall be delivered to the Company by international courier, duly endorsed. The date upon which a Conversion Notice is properly received by the Company shall be a "Notice Date."

     The Company shall use all reasonable efforts to issue and deliver within three (3) business days after the Notice Date, to such holder of Series C Preferred Stock at the address of the holder on the stock books of the Company, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid; provided that the original shares of Series C Preferred Stock to be converted are received by the transfer agent or the Company within three business days after the Notice Date and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. If the original shares of Series C Preferred Stock to be converted are not received by the transfer agent or the Company within three business days after the Notice Date, the Conversion Notice shall become null and void.

              (iii) Conversion Dates.  The Series C Preferred Stock shall become
                    ----------------
convertible into shares of Common Stock at any time commencing forty-five (45) days after the last day on which there is an original issuance of the Series C Preferred Stock (the "Conversion Date").

                (iv)     Conversion Price.  Each share of Series C Preferred
                         ----------------
Stock shall be convertible into the number of shares of Common Stock according to the following formula:

N x 1,000
---------
Conversion Price

where:

          N =   the number of shares of the Series C Preferred Stock for which conversion is being elected:
and

          Conversion

               Price  =          the lesser of (i) $2.25 per share or (ii) the
                         average closing bid price on the NASDAQ SmallCap Market on the five trading days immediately preceding the holder's delivery of a Conversion Notice to the Company.

                (v)      Automatic Conversion.  Each share of Series C Preferred
                         --------------------
Stock outstanding on June 30, 2002 automatically shall be converted into Common Stock on such date at the Conversion Price then in effect, and June 30, 2002 shall be deemed to be the Notice Date with respect to such conversion.

                (vi)     Fractional Shares.  No fractional share shall be issued
                         -----------------
upon the conversion of any shares, share or fractional share of Series C Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of shares (or fractions thereof) of Series C Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the closing bid price of the Company's Common Stock on the Notice Date multiplied by such fraction.

                (vii)    Reservation of Stock Issuable Upon Conversion. The
                         ---------------------------------------------
Company shall at all times reserve and keep available out of its authorized but unissued shares of Common stock, solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                (viii)   Adjustment to Conversion Price.
                         ------------------------------

                         (A) If, prior to the conversion of all shares of Series
C Preferred Stock, the number of outstanding shares or Common Stock is increased by a stock split, stock dividend, or other similar event, the Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Conversion Price shall be proportionately increased.

                       (B) If prior to the conversion of all shares of Series C Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock or the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity, then the holders of Series C Preferred Stock shall thereafter have the right to purchase and receive upon conversion of shares of Series C Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such share of stock and/or securities as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the conversion of shares of Series C Preferred Stock held by such holders had such merger, consolidation, exchange of shares, recapitalization or reorganization not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interest of the holders of the Series C Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Series C Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof. The Company shall not effect any transaction described in this subsection unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the holders of the Series C Preferred Stock such shares of stock and/or securities as, in accordance with the foregoing provisions, the holders of the Series C Preferred Stock may be entitled to purchase.

                       (C) If any adjustment under this subsection would create a fractional share of Common Stock or a right to acquire a fractional share if Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of shares.

          (d) Voting.  Except as otherwise provided by the Idaho Business
              ------
Corporation Act, the holders of the Series C Preferred Stock shall have no voting power whatsoever, and no holder of Series C Preferred Stock shall vote or otherwise participate in any proceeding in which actions shall be taken by the Company or the shareholders thereof or be entitled to notification as to any meeting of the Board of Directors or the shareholders.

          (e) Protective Provisions.  So long as shares of Series C Preferred
              ---------------------
Stock are outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series C Preferred Stock:

              (i) alter or change the rights, preferences or privileges of the shares of Series C Preferred Stock so as to affect adversely the Series C preferred Stock;

              (ii) create any new class or series of stock being on a parity with or having a preference over the Series C preferred Stock with respect to dividends, to payments upon Liquidation (as provided for in Section B of this Certificate Designation) or to redemption; or

              (iii) do any act or thing not authorized or contemplated by this Designation which would result in taxation of the holders of shares of the Series C Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

          (f) Status of converted Stock.  In the event any shares of Series C
              -------------------------
Preferred stock shall be converted as contemplated by this Certificate of Designation, the shares so converted shall be canceled, shall return to the status of authorized but unissued Preferred Stock of no designated class of series, and shall not be issuable by the Company as Series C Preferred Stock.

     FIFTH:   The following provisions are inserted for the management of the
     -----
business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

              A. The business and affairs of the Corporation shall be managed by or under the direction of the board of directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the by-laws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

              B. The directors of the Corporation need not be elected by written ballot unless the by-laws so provide.

              C. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

              D. Special meetings of stockholders of the corporation may be called only by the Chairman of the Board or the President or by the board of directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate of Incorporation, the term "Whole Board" shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

     SIXTH:   A.     Subject to the rights of the holders of any series of
     -----
Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the Whole Board. The directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into three classes, with the term of office of the first class to expire at the Corporation's first annual meeting of stockholders, the term of office of the second class to expire at the Corporation's second annual meeting of stockholders and the term of office of the third class to expire at the Corporation's third annual meeting of stockholders. At each annual meeting of stockholders, directors shall be elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

              B. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law or by resolution of the board of directors, be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

              C. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the by-laws of the Corporation.

              D. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire board of directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66.67%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

          SEVENTH: The board of directors is expressly empowered to adopt, amend
          -------
     or repeal the by-laws of the Corporation. Any adoption, amendment or repeal of the by-laws of the Corporation by the board of directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the by-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least fifty percent (50%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be requested to adopt, amend or repeal any provision of the by-laws of the Corporation.

          EIGHTH:  A director of the Corporation shall not be personally liable
          ------
     to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction for which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

          NINTH:  The Corporation reserves the right to amend or repeal any
          -----
     provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66.67%) of the voting power of all the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required to amend or repeal this Article NINTH, Sections C or D of Article FIFTH, Article SIXTH, Article SEVENTH, or Article EIGHTH.

          TENTH:  The incorporator is [Ray A. Bar,] whose mailing address is
          -----
     [United Corporate Services, Inc., 10 Bank Street, White Plains, New York 10606.]

          I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation under the laws of the State of Delaware do make, file and record this Certificate of Incorporation, do certify that the facts herein stated are true, and, accordingly, have hereto set my hand and seal this _______________ day of ________________, 1997.

                                        _____________________ (SEAL)

                                                                       EXHIBIT C


                          SNAKE EYES GOLF CLUBS, INC.

                                    BY-LAWS



                            ARTICLE I - STOCKHOLDERS
                            ---------   ------------

     Section 1.    Annual Meeting.
     ---------     --------------

     (1) An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the board of directors (the "Board of Directors" or "Board") of Snake Eyes Golf Clubs, Inc. (the "Corporation") shall each year fix, which date shall be within thirteen (13) months of the last annual meeting of stockholders. The annual meetings of stockholders will be held in May of each year or such other date as the Board shall fix. The annual meeting of stockholders held in December 1997 shall be deemed to be the annual meeting for 1997 and 1998 and the next annual meeting of stockholders shall be held in May 1999 or such other date as the Board shall fix.

     (2) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in these By-laws, who procedures set fourth in these By-laws.

     (3) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (2) of these By-laws, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to the Secretary at the principle executive offices of the Corporation not less than one hundred twenty (120) days or more than one hundred fifty (150) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the later of the sixtieth
(60th) day prior to such annual meeting or the tenth (10) day following the day on which the public announcement of such meeting is first made by the Corporation. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

     (4) Notwithstanding anything in the second sentence of paragraph (3) of these By-laws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least seventy (70) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by these By-laws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10) day following the day on which such public announcement is first made by the Corporation.

     (5) Only such persons who are nominated in accordance with the procedures set forth in these By-laws shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these By-laws. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in these By-laws. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to brought before the meeting was made in accordance with the procedures set forth in these By-laws and, if any proposed nomination or business is not in compliance with these By-laws, to declare that such defective proposed business or nomination shall be disregarded.

     (6) For purposes of these By-laws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15 (d) of the Exchange Act.

     (7) Notwithstanding the foregoing provisions of these By-laws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these By-laws. Nothing in these By-laws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     Section 2.  Special Meetings:  Notice
     ---------   -------------------------

     Special meetings of the stockholders, other than those required by statute, may be called at any time by the Board of Directors pursuant to a resolution approved by a majority of the whole Board of Directors. Notice of every special meeting, stating the time, place and purpose, shall be given by mailing, postage prepaid, at least ten (10) but not more than sixty (60) days before each such meeting, a copy of such notice addressed to each stockholder of the Corporation at his/her/its post office address as recorded on the books of the Corporation. The Board of Directors may postpone or reschedule any previously scheduled special meeting.

          Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting.

     Section 3.  Notice of Meetings.
     ---------   ------------------

          Written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

          When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty
(30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

     Section 4.  Quorum.
     ---------   ------

          At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes is required, a majority of the shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

          If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, date, or time.

     Section 5.  Organization.
     ---------   ------------

          Such person as the Board of Directors may have designated or, in the absence of such a person, the Chairman of the Board or, in his or her absence, the Chief Executive Officer of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman appoints.

     Section 6.  Conduct of Business.
     ---------   -------------------

          The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairman shall have the power to adjourn the meeting to another place, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

     Section 7.  Proxies and Voting.
     ---------   ------------------

          At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

          All voting, including on the election of directors but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefore by stockholder entitled to vote or by his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting.

          The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.

          All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

     Section 8.  Stock List.
     ---------   ----------

          A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

          The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

                        ARTICLE II - BOARD OF DIRECTORS
                        ----------   ------------------

     Section 1.      Number, Election and Term of Directors.
     ----------      ---------------------------------------

          Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies. The directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided, with respect to the time for which they severally hold office, into three classes with the term of office of the first class to expire at the Corporation's first annual meeting of stockholders, the term of office of the second class to expire at the Corporation's second annual meeting of stockholders and the term of office of the third class to expire at the Corporation's third annual meeting of stockholders, commencing with the first annual meeting, (i) directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (ii) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regarding less of how such vacancy shall have been created.

     Section 2.  Newly Created Directorships and Vacancies.
     ----------  ------------------------------------------

          Subject to applicable law and to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the Board of Directors otherwise determines, newly created directorships resulting form any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

     Section 3.  Regular Meetings.
     ----------  -----------------

          Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

     Section 4.  Special Meetings.
     ----------  -----------------

          Special meetings of the Board of Directors may be called by the President or by two or more directors then in office and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given each director by whom it is not waived by mailing written notice not less than five
(5) days before the meeting or by telephone or by telegraphing or telexing or by facsimile transmission of the same not less than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

     Section 5.  Quorum.
     ----------  -------

          At any meeting of the Board of Directors, a majority of the total number of the whole Board shall constitute a quorum for all purposes. If quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

     Section 6.  Participation in Meetings By Conference Telephone.
     ----------  --------------------------------------------------

          Members of the Board of Directors, or of any committee thereof, may participate in a meeting of the Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

     Section 7.  Conduct of Business.
     ---------   -------------------

          At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

     Section 8.  Powers.
     ---------   ------

          The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

                 (1) To declare dividends from time to time in accordance with law;

                 (2) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

                 (3) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

                 (4) To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

                 (5) To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

                 (6) To adopt from time to time such stock option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine;

                 (7) To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and

                 (8) To adopt from time to time regulations, not inconsistent with these By-laws, for the management of the Corporation's business and affairs.

     Section 9.  Compensation of Directors.
     ---------   -------------------------

          Unless otherwise restricted by the certificate of incorporation, the Board of Directors shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or paid a stated salary or paid other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.


                           ARTICLE III  - COMMITTEES
                           ------------   ----------

     Section 1.  Committees of the Board of Directors.
     ---------   -------------------------------------

          The Board of Directors, by a vote of a majority of the whole Board, may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member of members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

     Section 2.  Conduct of Business.
     ---------   -------------------

          Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

                             ARTICLE IV - OFFICERS
                             ----------   --------

     Section 1.  Generally.
     ---------   ---------

          The officers of the Corporation shall consist of a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by such officers as may be designated by resolution of the Board.

     Section 2.  President.
     ---------   ---------

          The President shall be the Chief Executive Officer of the Corporation. Subject to the provisions of these By-laws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other offices, employees and agents of the Corporation.

     Section 3.  Vice President.
     ---------   --------------

          Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors. One (1) Vice President shall be designated by the Board to perform the duties and exercise the powers of the President in the event of the President's absence or disability.

     Section 4.  Treasurer.
     ---------   ---------

     The Treasurer shall have the responsibility for maintaining the financial records of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe.

     Section 5.  Secretary.
     ---------   ---------

          The Secretary shall issue all authorized notices for, and shall keep minutes of all meetings of the stockholders and the Board of Directors. He or she shall have charge of the Corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

     Section 6.  Delegation of Authority.
     ---------   -----------------------

          The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

     Section 7.  Removal.
     ---------   -------

          Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

     Section 8.  Action with Respect to Securities of Other Corporations.
     ---------   --------------------------------------------------------

          Unless otherwise directed by the Board of Directors, the President or any officer or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other Corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other Corporation.


                               ARTICLE V - STOCK
                               ---------   -----

     Section 1.  Certificate of Stock.
     ---------   --------------------

          Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasure, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

     Section 2.  Transfers of Stock.
     ---------   ------------------

          Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these By-laws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

     Section 3.  Record Date.
     ---------   -----------

          In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as herein before described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

          A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 4. Lost, Stolen or Destroyed Certificates.
     ---------  --------------------------------------

          In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

     Section 5.  Regulations.
     ---------   -----------

          Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, recognized overnight delivery service or by sending such notice by facsimile, receipt acknowledged, or by prepaid telegram or mailgram. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last know address as the same appears on the books of the Corporation. The time when such notice is received, if hand delivered, or dispatched, if delivered through the mails or by telegram or mailgram, shall be the time of the giving of the notice.

     Section 2.  Waivers.
     ---------   -------

          A written waiver of any notice, signed by a stockholder, director, officer, employee or agent, whether before of after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting to the timeliness of notice.


                          ARTICLE VII - MISCELLANEOUS
                          -----------   -------------

     Section 1.  Facsimile Signatures.
     ----------  --------------------

          In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these By-laws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

     Section 2. Corporate Seal.
     ---------  --------------

          The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

     Section 3.  Reliance upon Books, Reports and Records.
     ---------   -----------------------------------------

          Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

     Section 4.  Fiscal Year.
     ----------  -----------

          The fiscal year of the Corporation shall be as fixed by the Board of Directors.

     Section 5.  Time Periods.
     ----------  ------------

          In applying any provision of these By-laws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.


            ARTICLE VIII - INDEMNIFICATION OF DIRECTORS AND OFFICERS
            ------------   -----------------------------------------

     Section 1.  Right to Indemnification.
     ---------   ------------------------

          Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this ARTICLE VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof ) was authorized by the Board of Directors of the Corporation.

     Section 2.  Right to Advancement of Expense.
     ---------   -------------------------------

          The right to indemnification conferred in Section 1 of this ARTICLE VIII shall include the right to be paid by the Corporation the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections 1 and 2 of this ARTICLE VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

     Section 3.  Right of Indemnitee to Bring Suit.
     ---------   ---------------------------------

          If a claim under Section 1 or 2 of this ARTICLE VIII is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In
(i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of providing that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this
ARTICLE VIII or otherwise shall be on the Corporation.

     Section 4.  Non-Exclusivity of Rights.
     ---------   -------------------------

          The rights to indemnification and to the advancement of expenses conferred in this ARTICLE VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Certificate of Incorporation, By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 5.  Insurance.
     ---------   ---------

          The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     Section 6.  Indemnification of Employees and Agents of the Corporation.
     ---------   ----------------------------------------------------------

          The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of the Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.


                            ARTICLE IX - AMENDMENTS
                            ----------   ----------

          In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter, amend and repeal these By-laws subject to the power of the holders of capital stock of the Corporation to alter, amend or repeal the By-laws; provided, however, that with respect to the powers of holders of capital stock to make, alter, amend and repeal By-Laws of the Corporation, notwithstanding any other provision of these By-Laws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these By-Laws or any Preferred Stock, the affirmative vote of the holders of at least two-thirds (66.67%) of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to make, alter, amend or repeal any provision of these By-Laws.

                                                                       EXHIBIT D


                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                       CHANGING THE NAME OF THE COMPANY


     The following sets forth the changes to Article "FIRST" of the Company's Certificate of Incorporation if Proposal No. 3 is approved:

     "FIRST:  The name of the corporation is SNAKE EYES GOLF CLUBS, INC.

                                                                       EXHIBIT E


                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                    CHANGING THE AUTOMATIC CONVERSION DATE
                        OF THE SERIES B PREFERRED STOCK

     The following sets forth the changes to the Article FOURTH, Paragraph D(c)(v) of the Company's Certificate of Incorporation if Proposal No. 4 is approved by the Shareholders and the holders of the Series B Preferred Stock:

          "Automatic Conversion.  Each share of Series B Preferred Stock
           --------------------
     outstanding on December 31, 1999 automatically shall be converted into Common Stock on such date at the Conversion Price then in effect, and December 31, 1999 shall be deemed to be the Notice Date with respect to such conversion."

                                                                       EXHIBIT F




                         GOLF-TECHNOLOGY HOLDING, INC.

                1997 STOCK OPTION AND LONG-TERM INCENTIVE PLAN



                 Adopted and Effective as of November 3, 1997

Table of Contents
-----------------

1. Purpose.................................................................... 5
   -------

2. Definitions................................................................ 5
   -----------

   (a) Board.................................................................. 5
   (b) Cause.................................................................. 5
   (c) Code................................................................... 6
   (d) Committee.............................................................. 6
   (e) Company................................................................ 6
   (f) Common Stock........................................................... 6
   (g) Disability............................................................. 6
   (h) Exchange Act........................................................... 6
   (i) Incentive Award........................................................ 6
   (j) Incentive Stock Option................................................. 6
   (k) Issue Date............................................................. 6
   (l) Non-Qualified Stock Option............................................. 7
   (m) Option................................................................. 7
   (n) Participant............................................................ 7
   (o) Plan................................................................... 7
   (p) Restricted Stock....................................................... 7
   (q) Retirement............................................................. 7
   (r) Securities Act......................................................... 7
   (s) Vesting Date........................................................... 7

3. Administration of the Plan................................................. 8
   --------------------------

   (a) Board or Committee Administration...................................... 8
   (b) Committee Actions...................................................... 9
   (c) Grant of Options to Directors.......................................... 9

4. Eligible Employees and Others.............................................. 9
   -----------------------------

5. Stock......................................................................10
   -----

6. Granting of Options or Restricted Stock....................................10
   ---------------------------------------

   (a) Plan Awards............................................................10
   (b) Individual Awards......................................................11

7. Option Price...............................................................11
   ------------

   (a) Price..................................................................11
   (b) Determination or Fair Market Value.....................................11

8. Option Duration............................................................11
   ---------------

9. Exercise or Option.........................................................11
   ------------------

10. Termination of Employment.................................................12
    -------------------------

    (a) Termination other than for Cause, Retirement, Death or Disability.....12
    (b) Termination for Cause.................................................13
    (c) Death/Disability/Retirement...........................................13

11. Assignability/Transfers...................................................13
    ------------------------

    (a) Assignability.........................................................13
    (b) Upon Death............................................................13

12. Means of Exercising Options...............................................14
    ---------------------------

    (a) Notice and Payment of Exercise Price..................................14
    (b) Certificates..........................................................14
    (c) Fractional Shares.....................................................14

13. Incentive Stock Option Limitations........................................15
    ----------------------------------

    (a) $100,000 Annual Limitation on Incentive Stock Options.................15
    (b) Ten (10%) Owners......................................................15
    (c) Employee Status/Price.................................................15
    (d) Notice to Company of Disqualifying Position...........................15

14. Grant Agreement/Terms and Conditions of Options...........................16
    -------------------------------------------------

15. Restricted Stock..........................................................16
    ----------------

    (a) Issue Date and Vesting Date...........................................16
    (b) Conditions to Vesting.................................................17
    (c) Restrictions on Transfer Prior to Vesting.............................17
    (d) Issuance of Certificates..............................................17
    (e) Consequences Upon Vesting.............................................18
    (f) Effect of Termination of Employment...................................18

16. Adjustments...............................................................18
    -----------

    (a) Options - Stock Dividends and Stock Splits............................18
    (b) Options - Consolidations, Mergers, Sale, Dissolution or
          Liquidation.........................................................18
    (c) Options - Recapitalization or Reorganization..........................19
    (d) Modification of Incentive Stock Options...............................19
    (e) Outstanding Restricted Stock..........................................19
    (f) Issuance of Securities................................................20
    (g) Adjustments...........................................................20

17. Term and Amendment of Plan................................................20
    --------------------------

18. Conversion/Termination of Incentive Stock Options.........................21
    ---------------------------------------------------

19. Expenses/Application of Funds.............................................21
    -----------------------------

20. Governmental Regulation...................................................21
    -----------------------

21. Withholding of Additional Income Taxes....................................22
    --------------------------------------

    (a) Cash Remittance.......................................................22

    (b) Stock Remittance......................................................22
    (c) Stock Withholding.....................................................23

22. Rights Under the Plan.....................................................23
    ---------------------

    (a) No Rights as a Stockholder............................................23
    (b) Accrual of Dividends..................................................23
    (c) No Special Employment Rights..........................................23
    (c) No Rights to Options..................................................24
    (d) No Obligation to Exercise.............................................24

23. Failure to Comply.........................................................24
    -----------------

24. Governing Law; Construction...............................................24
    ---------------------------

                         GOLF-TECHNOLOGY HOLDING, INC.

                1997 STOCK OPTION AND LONG-TERM INCENTIVE PLAN



     1.  Purpose.
         -------

     This Golf-Technology Holding, Inc. 1997 Stock Option and Long-Term Incentive Plan is intended to promote the interests of Golf-Technology Holding, Inc. and its shareholders by providing key employees of the Company and its subsidiaries, on whose judgment, initiative, and efforts the successful conduct of the business of the Company depends, and who are responsible for the management, growth, and protection of the business, as well as directors of the Company and consultants to the Company and its subsidiaries with appropriate incentives and rewards to encourage employees to continue in the employ of the Company and to maximize their performance and to encourage directors and consultants to maximize their efforts on behalf of the Company.

     2.  Definitions.
         -----------

         As used in the Plan, the following definitions apply to the terms indicated below:

         (a)  Board


         "Board" shall mean the Board of Directors of the Company.

         (b)  Cause


         "Cause" shall mean, when used in connection with the termination of a Participant's employment, the termination of the Participant's employment on account of: (i) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from incapacity due to physical or mental illness), (ii) the willful violation by the Participant of (A) any federal or state law or (B) any rule of the Company, which violation would materially reflect on the Participant's character, competence, or integrity, (iii) a breach by a Participant of the Participant's duty of loyalty to the Company such as Participant's solicitation of customers or employees of the Company on behalf of any other person, (iv) the Participant's unauthorized removal from the Company's premises of any document (in any medium or form) relating to the Company, its business, or its customers, provided, however, that no such removal shall be deemed "unauthorized" if it is in furtherance of an individual's duties and obligations to the Company and such removal is a common practice at the Company,
(v) the Participant's unauthorized disclosure to any person of any confidential information regarding the Company, (vi) the willful engaging by the Participant in any other misconduct which is materially injurious to the Company or (vii) any event that constitutes "cause" (or any similar term that constitutes the basis on which the Company may terminate the employee's employment with the Company) for purposes of an employment agreement between the Participant and the Company. For purposes of this Paragraph 2(b) no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the action or omission was in the best interests of the Company. Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with the Participant or at law or in equity. If, subsequent to the termination of a Participant's employment without Cause, it is determined by the Board that the Participant's employment could have been terminated for Cause, such Participant's employment shall, at the election of the Committee in its sole discretion, be deemed to have been terminated for Cause.

          (c)  Code

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d)  Committee

          "Committee" shall mean the Option Committee of the Board as provided in Paragraph 3.

          (e)  Company

          "Company" shall mean Golf-Technology Holding, Inc., an Idaho corporation.

          (f)  Common Stock

          "Common Stock" shall mean the common stock, par value $.001 per share, of the Company.

          (g)  Disability

          "Disability" shall mean any physical or mental condition as a result of which a Participant is disabled as described in Section 422(c)(6) of the Code.

          (h)  Exchange Act

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (i)  Incentive Award

          "Incentive Award" shall mean an Option or a Restricted Stock award granted pursuant to the terms of the Plan.

          (j)  Incentive Stock Option

          "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the grant agreement by which it is evidenced.

          (k)  Issue Date

          "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Paragraph 15(d) hereof.

          (l)  Non-Qualified Stock Option

          "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

          (m)  Option

          "Option" shall mean an option to purchase shares of Common Stock granted pursuant to Paragraph 6 hereof. Each Option, or portion thereof, shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the grant agreement by which such Option is evidenced.

          (n)  Participant

          "Participant" shall mean an employee, officer, director or outside director of the Company or any subsidiary of the Company or a consultant to the Company or any subsidiary of the Company selected to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his or her death, that person's successors, heirs, executors, and administrators, as the case may be.

          (o)  Plan

          "Plan" shall mean this Golf-Technology Holding, Inc. 1997 Stock Option and Long-Term Incentive Plan, as it may be amended from time to time.

          (p)  Restricted Stock

          "Restricted Stock" shall mean a share of Common Stock that is granted pursuant to the terms of Paragraph 15 hereof and that is subject to the restrictions set forth in Paragraph 15(c) hereof for as long as such restrictions continue to apply to such share.

          (q)  Retirement

          "Retirement" shall mean a Participant's termination of employment (other than by reason of death or Disability and other than a termination that is (or is deemed to have been) for Cause) on or after the later of (i) the date the Participant attains age 65 and (ii) the date the Participant has completed five years of service with the Company.

          (r)  Securities Act

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          (s)  Vesting Date

          "Vesting Date" shall mean the date and/or dates established by the Committee on which Restricted Stock may vest.

     3.   Administration of the Plan.
          --------------------------

          (a) Board or Committee Administration.


          The Plan shall be administered by the Board. The Board may appoint an Option Committee (the "Committee") of two or more of its members to administer this Plan, provided, however, the Committee shall not take any action under the Plan unless it is at all times composed solely of not less than two "Non-Employee Directors" within the meaning of Rule 16b-3, as promulgated under the Exchange Act. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if the Committee is not composed of two Non-Employee Directors when the Company is subject to the Securities Act, or, if the Committee is unable to act or no Committee has been appointed and the Board shall take any and all actions required or permitted to be taken by the Committee under the Plan and shall serve as the Committee.

          Subject to ratification of the grant or authorization of each Incentive Award by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to:

               (i) designate the employees, officers, directors or outside directors of the Company or any subsidiary or consultants to the Company or any subsidiary to whom Incentive Awards may be granted and the amount and type of such Incentive Awards;

               (ii) determine the time or times at which Incentive Awards may be granted;

               (iii) determine the price of shares subject to each Option, which price shall not be less than the minimum prices specified in Paragraphs 7 and 13 with respect to Non-Qualified and Incentive Stock Options;

               (iv) determine whether each Option granted shall be an Incentive Stock Option or a Non-Qualified Stock Option;

               (v) determine, subject to Paragraph 8, the time or times when each Option shall become exercisable and the duration of the exercise period;

               (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, and the nature of such restrictions, if any;

               (vi) in its absolute discretion and without amendment to the Plan, (i) accelerate the date on which any Option granted under the Plan becomes exercisable, (ii) accelerate the Issue Date or Vesting Date of any share of Restricted Stock issued under the Plan or waive any condition imposed thereunder, or (iii) otherwise adjust any of the terms of any Incentive Award (except that no such adjustment shall, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award);

               (vii) grant, in its absolute discretion and without amendment to the Plan, Incentive Awards on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including without limitation, Options with higher exercise prices and values) as the Committee specifies. Notwithstanding Paragraph 5 herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Paragraph 3(a) shall not count against the limit set forth in such Paragraph 5; and

               (viii) interpret and construe any provision of the Plan and prescribe and rescind rules and regulations for administering the Plan as it may deem necessary or appropriate.

The interpretation and construction by the Committee of any provisions of the Plan or of any Incentive Award granted under it shall be final and binding on all parties.

          (b)  Committee Actions.

          The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company (and any affiliate that may adopt the Plan), jointly and severally, shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company (or affiliate) to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination unless such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company and its affiliates, as the case may be.

          (c)  Grant of Options to Directors.

          All grants of Options to directors shall in all respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Directors who are either (i) eligible for Options pursuant to the Plan or (ii) have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such director shall act upon the granting to himself of Options, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Options.

     4.  Eligible Employees and Others.
         -----------------------------

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those employees, officers, directors and outside directors of the Company or consultants to the Company who are responsible for the management, growth, and protection of the business of the Company; provided, however, that Incentive Stock Options may only be granted to employees of the Company or its subsidiaries. Those officers and directors of the Company who are not employees may not be granted Incentive Stock Options under the Plan. Non-qualified Stock Options or Restricted Stock may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or its subsidiaries. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an Incentive Stock Option, Non-Qualified Stock Option or Restricted Stock. Granting of any Incentive Award to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Incentive Awards.

     5.  Stock.
         -----

     The stock subject to Incentive Awards shall be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company in any manner. The aggregate number or shares which may be issued by the Committee in its sole and absolute discretion pursuant to which Incentive Awards may be granted under the Plan is one million two hundred and fifty thousand (1,250,000) shares. The aggregate number or shares which may be issued pursuant to this Plan may be adjusted as provided in Paragraph 16. If any Incentive Award granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the underlying shares covered by such Incentive Awards shall again be available for future grants of Incentive Awards under the Plan.

     6.  Granting of Options or Restricted Stock.
         ---------------------------------------

          (a)  Plan Awards.

          Under the Plan, the Committee may, in its sole and absolute discretion, grant either or both of the following types of Incentive Awards to a
Participant: an Option or Restricted Stock.

          Incentive Awards may be granted by the Committee pursuant to the Plan at any time on or after the adoption of the Plan by the Board, effective as of November 3, 1997, and prior to November 3, 2007; provided, however, that any Incentive Stock Options granted hereunder shall be subject to the ratification and approval of the Plan by the consent of the shareholders within twelve (12) months of the effective date; further provided, that failure to obtain shareholder approval shall not affect the validity of this Plan and the Incentive Awards granted hereunder except that all previous grants of Incentive Stock Options shall automatically become grants of Non-Qualified Stock Options and no further Incentive Stock Options shall be granted under the Plan.

          The date of grant of an Incentive Award under the Plan will be the date specified by the Committee at the time it grants the Incentive Award; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the Incentive Award. The Committee shall have the right, with the consent of the Participant, to convert an Incentive Stock Option granted under the Plan to a Non-Qualified Stock Option pursuant to Paragraph 18.

          (b)  Individual Awards.

          Incentive Awards granted under the Plan may be made up entirely of one type of Incentive Award or any combination of both Options and Restricted Stock, in the Committee's sole discretion.

     7.   Option Price
          ------------

          (a)  Price.

          The exercise price per share as specified in the grant agreement relating to each Option granted under the Plan shall be determined by the Committee, provided, however, that the exercise price per share of each Incentive Stock Option granted under the Plan shall not be less than the exercise prices set forth in Paragraph 13 hereof. The exercise price per share of each Non-Qualified Stock Option granted under the Plan may be less than or equal to the fair market value on the date of such grant but not less than eighty-five percent (85%) of fair market value on the date of such grant.

          (b)  Determination or Fair Market Value.

          If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the closing selling price per share on that date of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the closing selling price per share on that date of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List.
However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     8.  Option Duration.
         ---------------

     Subject to earlier termination as provided in Paragraph 10 and the Incentive Stock Option limitations as provided in Paragraph 13, each Option shall expire on the date specified by the Committee which shall be no later than ten years from the date of grant.

     9.  Exercise or Option.
         ------------------

     Subject to the provisions of Paragraph 10, each Option granted under the Plan shall be exercisable as follows:

          (i)   Vesting. The Option shall either be fully exercisable on the
                -------
date of grant or shall become exercisable thereafter in such installments as the Committee may specify. In the absence of provisions is an individual grant agreement or employment agreement to the contrary, Options shall vest ratably over a five (5) year period commencing on the first anniversary of the date of grant.

          (ii)  Full Vesting or Installments.  Once an installment becomes
                ----------------------------
exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          (iii) Partial Exercise. Each Option or installment may be exercised
                ----------------
at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable. Upon partial exercise of an Option, the grant agreement evidencing such Option, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Paragraph 12 hereof.

          (iv)  Acceleration of Vesting. The Committee shall have the right to
                -----------------------
accelerate the date of exercise of any installment of any Option; provided that the Committee shall not, without the consent of a Participant, accelerate the exercise date of any installment of any Option granted to any employee as an Incentive Stock Option (and not previously converted into a Non-Qualified Option pursuant to Paragraph 18) if such acceleration would violate the annual vesting limitation contained in Section 422 of the Code, as described in Paragraph 13.

     10.  Termination of Employment.
          -------------------------

     Unless otherwise provided in the Participant's grant agreement or employment agreement, the following provisions shall apply upon the termination of a Participant's employment:

          (a)   Termination other than for Cause, Retirement, Death or
                Disability

          If a Participant who has been granted an Option ceases to be employed by the Company and all its subsidiaries other than for Cause or by reason of Retirement, death or Disability, no further installments of his Options shall become exercisable, and his Options shall terminate after the passage of ninety
(90) days from the date of termination of his employment, but in no event later than on their specified expiration dates. Options granted to such Participant, to the extent they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination.

          Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such

Participant's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any subsidiary to continue the employee of the Participant after the approved period of absence. Incentive Stock Options granted under the Plan shall not be affected by any change of employment within or among the Company and its subsidiaries, so long as the Participant continues to be an employee of the Company or any subsidiary.

          (b)  Termination for Cause

          If a Participant who has been granted an Option ceases to employed by the Company and all its subsidiaries for Cause, all outstanding Options granted to such Participant shall automatically expire at the commencement of the business as of the date of such termination.

          (c)  Death/Disability/Retirement.

          If a Participant who has been granted an Option ceases to be employed by the Company and all subsidiaries by reason of his death, Disability or Retirement, he or his personal representative or estate or beneficiary who has acquired the Option by will or by the laws of decent and distribution, shall have the right to exercise any Options held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the specified expiration date of the Option. Options granted to such Participant, to the extent they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The effect of exercising any Incentive Stock Option on a day that is more than ninety (90) days after the date of termination (or, in the case of a termination of employment on account of death or Disability, on a day that is more than one year after the date of such termination) will be to cause such Incentive Stock Option to be treated as a Non-Qualified Stock Option.

     11.  Assignability/Transfers.
          -----------------------

          (a)  Assignability

          No Option shall be assignable or transferable by the Participant except by will or by the laws of descent and distribution and during the lifetime of the Participant each Option shall be exercisable only by the Participant.

          (b)  Upon Death.

          Upon the death of a Participant, outstanding Options granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Option, or the right to exercise any Option, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Options that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Option.

     12.  Means of Exercising Options.
          ---------------------------

          (a)  Notice and Payment of Exercise Price

          An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office to the attention of its Secretary. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, shall be signed by the Participant and shall be accompanied by the grant agreement(s) evidencing the Option. Such written request shall be accompanied by full payment of the purchase price therefore either (a) in United States dollars in cash or by certified check, bank cashier's check or wire transfer; (b) subject to the approval of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option; (c) subject to the approval of the Committee, by delivery of the Participant's personal recourse note bearing interest payable not less than annually at no less than one hundred percent (100%) of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) subject to the approval of the Committee, pursuant to procedures adopted by the Committee whereby the Participant, by a properly written notice, directs (x) an immediate market sale or margin loan respecting all or a part of the share of Common Stock to which the Participant is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price, (y) the delivery of the shares of Common Stock from the Company directly to the brokerage firm, and (z) the delivery of the exercise price form the sale or margin loan proceeds from the brokerage directly to the Company; or (e) subject to the approval of the Committee, by any combination of (a), (b), (c) and (d) above or such other method as the Committee may approve from time to time.

          Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

          (b)  Certificates

          Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her beneficiary, as the case may be, and delivered to the Participant or his or her beneficiary, as the case may be, as soon as practicable following the date on which the Option is exercised.

          (c)  Fractional Shares

          No fractional shares shall be issued under the Plan and the Participant shall receive from the Company cash in lieu of such fractional shares.

     13.  Incentive Stock Option Limitations.
          ----------------------------------

          (a)  $100,000 Annual Limitation on Incentive Stock Options.

          Each eligible employee may be granted Incentive Stock Options only to the extent that, in the aggregate under this Plan and all Incentive Stock Option plans of the Company and any subsidiary, such Incentive Stock Options do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the Incentive Stock Options were granted) of Common Stock in that year. Any Options granted to an employee in excess of such amount will be granted as Non-Qualified Stock Options.

          (b)  Ten (10%) Owners

          In the case of an Incentive Stock Option to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its subsidiaries, the price per share specified in the agreement relating to such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant and the Incentive Stock Option shall expire five years from the date of grant.

          (c)  Employee Status/Price

          No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual is not an employee of the Company. In addition all Incentive Stock Options shall be granted at no less than 100% of fair market value.

          (d)  Notice to Company of Disqualifying' Position.

          Each employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of' any Common Stock acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the Incentive Stock Option, or (b) one year after the date the employee acquired Common Stock by exercising the Incentive Stock Option. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

          (e)

          In the event an Incentive Stock Option granted hereunder does not meet the requirements set forth in this Paragraph 13, such Incentive Stock Option shall automatically be deemed to be a Non-Qualified Stock Option, but all other terms and provisions of such Incentive Stock Option shall remain unchanged.

     14.  Grant Agreement/Terms and Conditions of Options.
          -----------------------------------------------

     Options shall be evidenced by grant agreements (which need not be identical) in such form as the Committee may from time to time approve. Such grant agreements shall conform to the terms and conditions set forth in Paragraphs 6 through 13 hereof and may contain such other provisions as the Committee deems advisable. In granting any Non-Qualified Stock Option, the Committee may specify that such Non-Qualified Stock Option shall be subject to the restrictions set forth herein with respect to Incentive Stock Options, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     In the event of any conflict between the terms of the Plan, and a grant agreement pursuant to which Options have been granted hereunder or the terms of an employment agreement pursuant to which an employee of the Company who is a Participant has been granted Options hereunder, the terms of the applicable employment agreement or related grant agreement shall control. Notwithstanding the foregoing, no change in any employment agreement or grant agreement shall cause any Incentive Stock Option granted hereunder to be considered a Non-Qualified Stock Option.

     15.  Restricted Stock.
          ----------------

     The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

          (a)    Issue Date and Vesting Date.

          At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Paragraphs 15(c) and 15(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Paragraph 15(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Paragraph 15(b) hereof are satisfied, and except as provided in Paragraphs 15(c) and 15(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Paragraph 15(c) hereof shall cease to apply to such share.

          (b)    Conditions to Vesting.

          At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any shares of Restricted Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares.

          (c)    Restrictions on Transfer Prior to Vesting.

          Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest, or right in, or with respect to, such share, but immediately upon any attempt to transfer such rights, such share, and all the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

          (d)    Issuance of Certificates.

          (i) Except as provided in Paragraphs 15(c) or 15(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares, provided, that the Company shall not cause to be issued such stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

     THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS, AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE GOLF-TECHNOLOGIES HOLDING, INC. 1997 STOCK OPTION AND LONG-TERM INCENTIVE PLAN AND RESTRICTED STOCK AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND GOLF-TECHNOLOGY HOLDING, INC. A COPY OF THE PLAN AND AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF GOLF-TECHNOLOGY HOLDING, INC. C/O GOLF-TECHNOLOGY, INC., 13000 SAWGRASS VILLAGE CIRCLE, SUITE 30, PONTE VEDRA BEACH, FLORIDA 32082.

Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

          (ii) Each certificate issued pursuant to Paragraph 15(d)(i) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

          (e)    Consequences Upon Vesting.

          Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Paragraph 15(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 15(d)(i) hereof, together with any other property of the Participant held by the custodian pursuant to Paragraph 15(d)(ii) hereof.

          (f)    Effect of Termination of Employment.

          (i) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, the shares of Restricted Stock shall be forfeited on the date of such termination, provided however, that the Committee may, in its sole and absolute discretion, vest the Participant in all or any portion of shares of Restricted Stock which would otherwise be forfeited pursuant to the provisions of this Paragraph.

          (ii) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

     16.  Adjustments.
          -----------

     Upon the occurrence of any of the following events, a Participant's rights with respect to Incentive Awards granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the grant agreement between the Participant and the Company relating to such Incentive
Award:

          (a)    Options - Stock Dividends and Stock Splits.

          Subject to any required action by the shareholders of the Company, if the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock or there shall be any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price per share to reflect such subdivision, combination or stock dividend.

          (b)    Options - Consolidations, Mergers, Sale, Dissolution or
                 Liquidation.

          Subject to any required action by the shareholders of the Company, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), dissolution or liquidation of the Company, the Committee shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting immediately prior to such event (whether or not then exercisable) on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) upon written notice to the Participants, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof; or (iv) any combination of (i), (ii) and (iii).

          Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

          (c) Options - Recapitalization or Reorganization.

          In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the new securities of equivalent value as he would have received if he had exercised his Option prior to such recapitalization or reorganization.

          (d) Modification of Incentive Stock Options.

          Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs (a), (b) or (c) with respect to Incentive Stock Options shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such Incentive Stock Options (as that term is defined in Paragraph 424 of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Committee determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options, it may refrain from making such adjustments.

          (e) Outstanding Restricted Stock.

          Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate exchange will not vest until such share of Restricted Stock vests and shall be promptly deposited with the custodian designated pursuant to Paragraph 15(d)(ii) hereof.

          The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

          (f)  Issuance of Securities.

          Except as expressly provided herein, no issuance by the Company of shares or stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Incentive Awards. No adjustments shall be made to Options for dividends paid in cash or in property other than securities of the Company.

          (g)  Adjustments.

          Upon the happening of any of the events described in subparagraphs
(a), (b) or (c) above, the class and aggregate number of shares set forth in Paragraph 5 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee shall determine the specific adjustments to be made under this Paragraph 16 and its determination shall be conclusive.

          If any person or entity owning restricted Common Stock obtained by exercise of an Option made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs (a), (b) or
(c) above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee.

     17.  Term and Amendment of Plan.
          --------------------------

     This Plan was adopted by the Board on November 3, 1997, subject to the approval by the shareholders of the Company of the Plan. The Plan shall expire at the end of the day on November 3, 2007 (except as to Options outstanding on that date). Subject to the provisions of Paragraph 6 above, Incentive Awards may be granted under the Plan prior to the date of stockholder approval of the Plan.

     The Board may at any time, or from time to time, suspend or terminate the Plan in whole or in part, or amend it in such respects as the Board may deem appropriate. No amendment, suspension or termination of the Plan shall, without the Participant's consent, alter or impair any of the rights or obligations under any Option granted to an Participant under the Plan. The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Incentive Awards meeting the requirements of future amendments or issued regulations, if any, to the Code or to the Exchange Act. If the Plan becomes qualified under Section 16b-3 of the Exchange Act, an amendment would require shareholder approval under such Rule 16b-3 to retain the Plan's qualification, then such amendment shall be presented to shareholders for ratification, provided however, that the failure to obtain shareholder ratification shall not affect the validity of the Plan if so amended and the Incentive Awards granted hereunder. In addition, if the rules of NASDAQ or such other exchange on which the securities of the Company are traded would require shareholder approval of any amendment to the Plan, the amendment shall be presented to shareholders for ratification.

     18.  Conversion/Termination of Incentive Stock Options.
          -------------------------------------------------

     The Committee, at the written request of any Participant may in its discretion take such actions as may be necessary to convert such Participant's Incentive Stock Options (or any installments or portions or installments thereof) that have not been exercised on the date of conversion into Non-Qualified Stock Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the Participant is an employee of the Company or a subsidiary at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Incentive Stock Options. At the time of such conversion, the Committee (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Stock Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's Incentive Stock Options converted into Non-Qualified Stock Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the Participant, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

     19.  Expenses/Application of Funds.
          -----------------------------

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

     20.  Governmental Regulation.
          -----------------------

     The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of NASDAQ and any other securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements, and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority, and the requirements of NASDAQ and any other securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

     All Common Stock issued pursuant to the terms of the Plan shall constitute "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance with the registration requirements of the Securities Act or an exemption therefrom.

     Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICATE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

     21.  Withholding of Additional Income Taxes.
          --------------------------------------

          (a)    Cash Remittance.

          Whenever shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares.

          (b)    Stock Remittance.

          Subject to Paragraph 21(c) hereof, at the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock, in lieu of the remittance required by Paragraph 21(a) hereof, the Participant may tender to the Company a number of shares of Common Stock determined by such Participant, the fair market value of which at the tender date the Committee determines to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

          (c)  Stock Withholding.

          The Company shall have the right, when shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock, in lieu of requiring the remittance required by Paragraph 21(a) hereof, to withhold a number of such shares, the fair market value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and is not greater than the Participant's estimated total, federal, state and local tax obligations associated with such exercise, occurrence or grant.

     22.  Rights Under the Plan.
          ---------------------

          (a)  No Rights as a Stockholder.

          No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to the Plan until the date the person becomes the owner of record with respect to such shares. Except as otherwise expressly provided in Paragraph 16 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

          (b)  Accrual of Dividends

          Whenever Restricted Stock is paid to a Participant or beneficiary under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each share of Restricted Stock paid, an amount equal to any cash dividends, and number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Restricted Stock was granted and the date the shares of Restricted Stock are being distributed. At the discretion of the Committee, interest may be paid on the amount of cash dividends withheld, including cash dividends on stock dividends, at a rate and subject to such terms as determined by the Committee.

          (c)  No Special Employment Rights.

          Nothing contained in the Plan or any grant agreement shall confer upon any Participant any right with respect to the continuation of his or her employment by or service with the Company or any subsidiary of the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

          (c)   No Rights to Options.

          No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

          (d)   No Obligation to Exercise.

The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

     23.  Failure to Comply.
          -----------------

     In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary) evidencing an Incentive Award, unless such failure is remedied by such Participant (or beneficiary) within ten (10) days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion may determine.

     24.  Governing Law; Construction.
          ---------------------------

     The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest maybe organized. In construing this Plan, the singular shall include the plural, and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                REVOCABLE PROXY

                         GOLF-TECHNOLOGY HOLDING, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned hereby appoint(s) Harold E. Hutchins and Ernest R. Vadersen, or either of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Shareholders of Golf-Technology Holding, Inc. to be held at The Marriott at Sawgrass, 100 TPC Boulevard, Ponte Vedra Beach, Florida on Tuesday, December 16, 1997 at 2:00 p.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present. The Board of Directors recommends a vote "FOR" the proposals set forth hereon.

PROPOSAL NO. 1. TO ELECT THE FOLLOWING LIST OF NOMINEES AS DIRECTORS OF THE
COMPANY:

  Ernest R. Vadersen, Harold E. Hutchins, Melvin Simon, Jonathan A. Bernstein, Kevin Moore, Larry Movsovitz and Doug Tewell

          [_] FOR           [_] WITHHOLD           [_] FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


                 --------------------------------------------

PROPOSAL NO. 2. TO APPROVE THE COMPANY'S REINCORPORATION FROM IDAHO TO
DELAWARE.

              [_] FOR           [_] AGAINST           [_] ABSTAIN

PROPOSAL NO. 3. TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "SNAKE EYES GOLF CLUBS, INC."

              [_] FOR           [_] AGAINST           [_] ABSTAIN

PROPOSAL NO. 4. TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE AUTOMATIC CONVERSION DATE FOR THE SERIES B PREFERRED STOCK.

              [_] FOR           [_] AGAINST           [_] ABSTAIN

PROPOSAL NO. 5. PROPOSAL TO APPROVE THE ADOPTION OF THE 1997 STOCK OPTION AND LONG-TERM INCENTIVE PLAN OF THE COMPANY.

              [_] FOR           [_] AGAINST           [_] ABSTAIN

PROPOSAL NO. 6. PROPOSAL TO RATIFY THE APPOINTMENT OF THE ACCOUNTING FIRM OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

              [_] FOR           [_] AGAINST           [_] ABSTAIN

  In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting. This proxy when properly executed will be voted in the manner described herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each of the Proposals set forth herein. Any prior proxy is hereby revoked.

  Please be sure to sign and date this Proxy in the box below.

                                       Date ___________________________________


                                       ________________________________________
                                                Shareholder sign above


                                       ________________________________________
                                            Co-holder (if any) sign above

                                       PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. WHEN SHARES
                                       ARE HELD BY JOINT TENANTS, BOTH SHOULD
                                       SIGN. WHEN SIGNING AS ATTORNEY,
                                       EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                       CORPORATION, PLEASE SIGN IN FULL
                                       CORPORATE NAME BY PRESIDENT OR OTHER
                                       AUTHORIZED PERSON. IF A PARTNERSHIP,
                                       PLEASE SIGN IN PARTNERSHIP NAME BY
                                       AUTHORIZED PERSON.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED PRE-PAID ENVELOPE OR DELIVER TO: THE HERMAN GROUP, INC., 2121 SAN JACINTO STREET, 26TH FLOOR, DALLAS, TEXAS 75201. FACSIMILE COPIES OF THE PROXY, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED AT (214) 999-9323 OR (214) 999-9348. IF YOU HAVE ANY QUESTIONS, PLEASE CALL THE HERMAN GROUP, INC. AT (800) 354-7195.